CONSOLIDATED STATEMENT OF INCOME (USD $) In Millions, except Per Share data	12 Months Ended
	Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2007
CONSOLIDATED STATEMENT OF INCOME
Net sales	$ 3,858.4	$ 7,958.9	$ 7,568.5
Cost of goods sold	(3,561.4)	(6,427.8)	(5,962.5)
Gross profit	297	1,531.1	1,606
Selling, general and administrative expenses	(698.7)	(900.4)	(784.9)
Goodwill impairment		(459.9)
(Loss) income from operations	(401.7)	170.8	821.1
Other income (expense):
Interest income	4.9	20.9	17.4
Interest expense	(119.4)	(102.5)	(64.2)
Loss on early extinguishment of debt	(3.3)		(12.5)
Amortization of debt issuance costs	(5)	(3.2)	(2.1)
Other income (expense) - net	0.7	(2)	23.5
(Loss) income from continuing operations before income taxes	(523.8)	84	783.2
Benefit from (provision for) income taxes	117.4	(158.7)	(255.6)
(Loss) income from continuing operations	(406.4)	(74.7)	527.6
Income from discontinued operations - net of tax	21.7	150.4	91.6
Loss on disposition of discontinued operations - net of tax	(12.6)
Net (loss) income	(397.3)	75.7	619.2
Less: Net income attributable to noncontrolling interest	(1.1)	(3.8)	(5.3)
Net (loss) income attributable to Terex Corporation	(398.4)	71.9	613.9
Amounts attributable to Terex Corporation common stockholders:
(Loss) income from continuing operations	(407.5)	(78.5)	522.3
Income from discontinued operations - net of tax	21.7	150.4	91.6
Loss on disposition of discontinued operations - net of tax	(12.6)
Net (loss) income attributable to Terex Corporation	$ (398.4)	$ 71.9	$ 613.9
Basic (Loss) Earnings per Share Attributable to Terex Corporation Common Stockholders:
(Loss) income from continuing operations (in dollars per share)	$ (3.97)	$ (0.8)	$ 5.1
Income from discontinued operations (in dollars per share)	$ 0.21	$ 1.53	$ 0.9
Loss on disposition of discontinued operations (in dollars per share)	$ (0.12)
Net (loss) income attributable to Terex Corporation (in dollars per share)	$ (3.88)	$ 0.73	$ 6
Diluted (Loss) Earnings per Share Attributable to Terex Corporation Common Stockholders:
(Loss) income from continuing operations (in dollars per share)	$ (3.97)	$ (0.8)	$ 4.98
Income from discontinued operations (in dollars per share)	$ 0.21	$ 1.53	$ 0.87
Loss on disposition of discontinued operations (in dollars per share)	$ (0.12)
Net (loss) income attributable to Terex Corporation (in dollars per share)	$ (3.88)	$ 0.73	$ 5.85
Weighted average number of shares outstanding in per share calculation
Basic (in shares)	102.6	98.1	102.4
Diluted (in shares)	102.6	98.1	104.9

CONSOLIDATED BALANCE SHEET (USD $) In Millions	12 Months Ended
	Dec. 31, 2009	Dec. 31, 2008
CURRENT ASSETS
Cash and cash equivalents	$ 929.5	$ 450.4
Trade receivables (net of allowance of $60.1 and $58.0 as of December 31, 2009 and 2008, respectively)	593.8	782.8
Inventories	1,343.9	1,635.1
Deferred taxes	120.5	107.4
Other current assets	203.6	169.1
Current assets - discontinued operations	723.3	896.1
Total Current Assets	3,914.6	4,040.9
LONG-TERM ASSETS
Property, plant and equipment - net	605	408.4
Goodwill	511.1	386.3
Deferred taxes	150.7	63
Other assets	322.8	334.8
Long-term assets - discontinued operations	209.6	212
TOTAL ASSETS	5,713.8	5,445.4
CURRENT LIABILITIES
Notes payable and current portion of long-term debt	73.7	39.1
Trade accounts payable	525.1	754.4
Accrued compensation and benefits	130.7	141.5
Accrued warranties and product liability	108.2	114.2
Customer advances	131.8	44.8
Other current liabilities	327.7	309.5
Current liabilities - discontinued operations	257.5	421.1
Total Current Liabilities	1,554.7	1,824.6
NON-CURRENT LIABILITIES
Long-term debt, less current portion	1,892.7	1,396.4
Retirement plans and other	448.2	351.9
Non-current liabilities - discontinued operations	143.8	128.6
TOTAL LIABILITIES	4,039.4	3,701.5
COMMITMENTS AND CONTINGENCIES
STOCKHOLDERS' EQUITY
Common Stock, $0.01 par value - authorized 300.0 shares; issued 120.4 and 107.1 shares at December 31, 2009 and 2008, respectively	1.2	1.1
Additional paid-in capital	1,253.5	1,046.2
Retained earnings	958.2	1,356.6
Accumulated other comprehensive income (loss)	36	(82.3)
Less cost of shares of common stock in treasury 13.1 shares at December 31, 2009 and 2008	(598.7)	(599.9)
Total Terex Corporation Stockholders' Equity	1,650.2	1,721.7
Noncontrolling interest	24.2	22.2
Total equity	1,674.4	1,743.9
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$ 5,713.8	$ 5,445.4

CONSOLIDATED BALANCE SHEET (Parenthetical) (USD $) In Millions, except Per Share data	Dec. 31, 2009	Dec. 31, 2008
CONSOLIDATED BALANCE SHEET
Trade receivables, allowance (in dollars)	$ 60.1	$ 58
Common stock, par value (in dollars per share)	$ 0.01	$ 0.01
Common stock, shares authorized	300	300
Common stock, shares issued	120.4	107.1
Treasury stock, shares	13.1	13.1

CONSOLIDATED STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY (USD $) In Millions	Common Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Common Stock in Treasury	Noncontrolling Interest	Comprehensive Income (Loss)	Total
Balance, shares at Dec. 31, 2006	101.1
Balance at Dec. 31, 2006	$ 1	$ 923.7	$ 707.3	$ 155.2	$ (36.2)	$ 9.4		$ 1,760.4
Net (Loss) Income			613.9			4.3	618.2	618.2
Other Comprehensive Income (Loss) - net of tax:
Translation adjustment				96.9		0.5	97.4	97.4
Pension liability adjustment				10.5			10.5	10.5
Derivative hedging adjustment				(6)			(6)	(6)
Comprehensive Income (Loss)							720.1	720.1
Impact of adoption of new accounting pronouncement			(36.5)					(36.5)
Issuance of Common Stock	0.1	42.6						42.7
Issuance of Common Stock (in shares)	1.5
Compensation under Stock-based Plans - net		37.8			1.3			39.1
Acquisition						3.4		3.4
Sale of equity interest						2.2		2.2
Acquisition of Treasury Stock					(168.4)			(168.4)
Acquisition of Treasury Stock (in shares)	(2.3)
Balance at Dec. 31, 2007	1.1	1,004.1	1,284.7	256.6	(203.3)	19.8		2,363
Balance, shares at Dec. 31, 2007	100.3
Net (Loss) Income			71.9			3.7	75.6	75.6
Other Comprehensive Income (Loss) - net of tax:
Translation adjustment				(332.2)		0.3	(331.9)	(331.9)
Pension liability adjustment				(10.7)			(10.7)	(10.7)
Derivative hedging adjustment				4			4	4
Comprehensive Income (Loss)							(263)	(263)
Issuance of Common Stock		44						44
Issuance of Common Stock (in shares)	0.9
Compensation under Stock-based Plans - net		(2.3)			3.6			1.3
Compensation under Stock-based Plans - net (in shares)	0.2
Capital contributed						1		1
Distributions to noncontrolling interest						(2.6)		(2.6)
Acquisition of Treasury Stock		0.4			(400.2)			(399.8)
Acquisition of Treasury Stock (in shares)	(7.4)
Balance at Dec. 31, 2008	1.1	1,046.2	1,356.6	(82.3)	(599.9)	22.2		1,743.9
Balance, shares at Dec. 31, 2008	94
Net (Loss) Income			(398.4)			2.3	(396.1)	(396.1)
Other Comprehensive Income (Loss) - net of tax:
Translation adjustment				139.6			139.6	139.6
Pension liability adjustment				(18.7)			(18.7)	(18.7)
Derivative hedging adjustment				(2.6)			(2.6)	(2.6)
Comprehensive Income (Loss)							(277.8)	(277.8)
Issuance of Common Stock	0.1	186.5						186.6
Issuance of Common Stock (in shares)	13.3
Compensation under Stock-based Plans - net		(15.4)			1.4			(14)
Acquisition						9.7		9.7
Purchase of noncontrolling interest		1.2				(2.9)		(1.7)
Distributions to noncontrolling interest						(7.1)		(7.1)
Issuance of convertible debt - net of tax		35						35
Acquisition of Treasury Stock					(0.2)			(0.2)
Balance at Dec. 31, 2009	$ 1.2	$ 1,253.5	$ 958.2	$ 36	$ (598.7)	$ 24.2		$ 1,674.4
Balance, shares at Dec. 31, 2009	107.3

CONSOLIDATED STATEMENT OF CASH FLOWS (USD $) In Millions	12 Months Ended
	Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2007
OPERATING ACTIVITIES OF CONTINUING OPERATIONS
Net (loss) income	$ (397.3)	$ 75.7	$ 619.2
Adjustments to reconcile net (loss) income to cash (used in) provided by operating activities:
Income from discontinued operations	(21.7)	(150.4)	(91.6)
Loss on disposition of discontinued operations	12.6
Depreciation	70.2	62.9	52.3
Amortization	23.2	17.4	11.8
Deferred taxes	(131.9)	9	(2.4)
Loss on early extinguishment of debt	3.3		3.2
Gain on sale of assets	(1.9)	(1.9)	(11.5)
Asset impairment	5.4	459.9
Accretion of debt	4.7	0.3	0.3
Stock-based compensation expense	31.8	58.2	64.9
Excess tax benefit from stock-based compensation		(8.9)	(22.9)
Changes in operating assets and liabilities (net of effects of acquisitions and divestitures):
Trade receivables	315.1	183.6	(162.6)
Inventories	511.6	(275.3)	(233)
Trade accounts payable	(392.8)	(175.3)	93.9
Accrued compensation and benefits	(52.8)	(46.2)	(4.4)
Income taxes payable	(0.5)	(2.6)	7
Accrued warranties and product liability	(30.3)	13.1	13.3
Customer advances	23	(50.3)	46.4
Other - net	(12.3)	7	(144.1)
Net cash (used in) provided by operating activities of continuing operations	(40.6)	176.2	239.8
INVESTING ACTIVITIES OF CONTINUING OPERATIONS
Acquisition of businesses, net of cash acquired	(9.8)	(481.5)	(11.2)
Capital expenditures	(50.4)	(103.6)	(94.1)
Investments in and advances to affiliates			(0.9)
Proceeds from sale of assets	6.1	20.6	12.1
Net cash used in investing activities of continuing operations	(54.1)	(564.5)	(94.1)
FINANCING ACTIVITIES OF CONTINUING OPERATIONS
Principal repayments of long-term debt	(130.5)		(200)
Proceeds from issuance of long-term debt	620.6		800
Proceeds from issuance of common stock - net	156.3
Payment of debt issuance costs	(17.2)		(10.7)
Excess tax benefit from stock-based compensation		8.9	22.9
Net borrowings (repayments) under revolving line of credit agreements	(60.8)	36.7	(21.5)
Share repurchases		(395.5)	(166.6)
Proceeds from stock options exercised	0.6	2.5	10.4
Purchase of noncontrolling interest	(1.7)
Distributions to noncontrolling interest	(7.1)	(2.6)
Other - net	(1.4)	(1.2)	2.3
Net cash provided by (used in) financing activities of continuing operations	558.8	(351.2)	436.8
CASH FLOWS FROM DISCONTINUED OPERATIONS
Net cash provided by operating activities of discontinued operations	2.9	10.1	121.6
Net cash used in investing activities of discontinued operations	(7)	(14.8)	(157.4)
Net cash used in financing activities of discontinued operations	(0.2)	(0.6)	(5.7)
Net cash provided by (used in) discontinued operations	(4.3)	(5.3)	(41.5)
Effect of Exchange Rate Changes on Cash and Cash Equivalents	27	(43.2)	54.7
Net Increase (Decrease) in Cash and Cash Equivalents	486.8	(788)	595.7
Cash and Cash Equivalents at Beginning of Period	484.4	1,272.4	676.7
Cash and Cash Equivalents at End of Period	$ 971.2	$ 484.4	$ 1,272.4

BASIS OF PRESENTATION	12 Months Ended
Dec. 31, 2009
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
BASIS OF PRESENTATION

NOTE A — BASIS OF PRESENTATION

Principles of Consolidation.  The Consolidated Financial Statements include the accounts of Terex Corporation and its majority-owned subsidiaries (“Terex” or the “Company”).  The Company consolidates all majority-owned and controlled subsidiaries, applies the equity method of accounting for investments in which the Company is able to exercise significant influence, and applies the cost method for all other investments.  All material intercompany balances, transactions and profits have been eliminated.

Reclassification and Out of Period Adjustments.  Certain prior year amounts have been reclassified to conform to the current year’s presentation.  On December 20, 2009, the Company entered into a definitive agreement to sell its Mining business to Bucyrus International, Inc. (“Bucyrus”).  The Company completed this transaction on February 19, 2010.  The results of the Mining business were consolidated within the former Materials Processing & Mining Segment.  Additionally, on December 31, 2009, the Company sold the assets of its construction trailer business.  The results of this business were formerly consolidated within the Aerial Work Platforms (“AWP”) segment.  Due to the divestiture of these businesses, the reporting of these businesses has been included in discontinued operations for all periods presented.

During the year ended December 31, 2008, the Company recorded an out of period adjustment, arising in 2007, which decreased the Provision for income taxes by  $3.9.  During the year ended December 31, 2007, the Company recorded an out of period adjustment, arising in the years 2002 through 2006, which decreased the Provision for income taxes by  $8.1.  The Company did not adjust the prior periods as it concluded that such adjustments were not material to the prior periods’ consolidated financial statements.

Use of Estimates.  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual amounts could differ from those estimates.

Cash and Cash Equivalents.  Cash equivalents consist of highly liquid investments with original maturities of three months or less.  The carrying amount of cash and cash equivalents approximates their fair value.  Cash and cash equivalents at December 31, 2009 and 2008 include  $16.1 million and  $6.4 million, respectively, which were not immediately available for use.  These consist primarily of cash balances held in escrow to secure various obligations of the Company.

Inventories.  Inventories are stated at the lower of cost or market (“LCM”) value. Cost is determined principally by the first-in, first-out (“FIFO”) and the average cost method (approximately 48% and 52%, respectively).  In valuing inventory, management is required to make assumptions regarding the level of reserves required to value potentially obsolete or over-valued items at the lower of cost or market.  The valuation of used equipment taken in trade from customers requires the Company to use the best information available to determine the value of the equipment to potential customers.  This value is subject to change based on numerous conditions. Inventory reserves are established taking into account age, frequency of use, or sale and, in the case of repair parts, the installed base of machines.  While calculations are made involving these factors, significant management judgment regarding expectations for future events is involved. Future events, which could significantly influence management’s judgment and related estimates, include general economic conditions in markets where the Company’s products are sold, new equipment price fluctuations, competitive actions including the introduction of new products and technological advances, as well as new products and design changes introduced by the Company.  At December 31, 2009 and 2008, reserves for LCM, excess and obsolete inventory totaled  $110.8 million and  $83.9 million, respectively.

Debt Issuance Costs.  Debt issuance costs incurred in securing the Company’s financing arrangements are capitalized and amortized over the term of the associated debt.  Capitalized debt issuance costs related to debt that is extinguished early are charged to expense at the time of retirement. Debt issuance costs were  $27.3 million and  $18.4 million (net of accumulated amortization of  $11.8 million and  $8.2 million) at December 31, 2009 and 2008, respectively.

Intangible Assets.  Intangible assets include purchased patents, trademarks and other specifically identifiable assets and are amortized on a straight-line basis over the respective estimated useful lives, which range from three to nineteen years.  Intangible assets are reviewed for impairment when circumstances warrant.

Goodwill.  Goodwill, representing the difference between the total purchase price and the fair value of assets (tangible and intangible) and liabilities at the date of acquisition, is reviewed for impairment annually, and more frequently as circumstances warrant, and written down only in the period in which the recorded value of such assets exceed their fair value.  The Company does not amortize goodwill, in accordance with Financial Accounting Standards Board (the “FASB”) Accounting Standards Codification (“ASC”) 350, “Intangibles - Goodwill and Other” (“ASC 350”).  The Company selected October 1 as the date for the required annual impairment test.

Goodwill is tested for impairment at the reporting unit level, which is defined as an operating segment or a component of an operating segment that constitutes a business for which discrete financial information with similar economic characteristics is available and the operating results are regularly reviewed by the Company’s management.  The Company’s four operating segments comprise the reporting units for goodwill impairment testing purposes.

The goodwill impairment analysis is a two-step process.  The first step used to identify potential impairment involves comparing each reporting unit’s estimated fair value to its carrying value, including goodwill.  The Company uses an income approach derived from a discounted cash flow model to estimate the fair value of its reporting units.  The aggregate fair value of the Company’s reporting units is compared to the Company’s market capitalization on the valuation date to assess its reasonableness.  The initial recognition of goodwill, as well as the annual review of the carrying value of goodwill, requires that the Company develop estimates of future business performance.  These estimates are used to derive expected cash flow and include assumptions regarding future sales levels, the impact of cost reduction programs, and the level of working capital needed to support a given business.  The Company relies on data developed by business segment management as well as macroeconomic data in making these calculations. The discounted cash flow model also includes a determination of the Company’s weighted average cost of capital.  The cost of capital is based on assumptions about interest rates as well as a risk-adjusted rate of return required by the Company’s equity investors.  Changes in these estimates can impact the present value of the expected cash flow that is used in determining the fair value of acquired intangible assets as well as the overall expected value of a given business.

The second step of the process involves the calculation of an implied fair value of goodwill for each reporting unit for which step one indicated impairment.  The implied fair value of goodwill is determined by measuring the excess of the estimated fair value of the reporting unit over the estimated fair values of the individual assets, liabilities and identifiable intangibles as if the reporting unit was being acquired in a business combination.  If the implied fair value of goodwill exceeds the carrying value of goodwill assigned to the reporting unit, there is no impairment.  If the carrying value of goodwill assigned to a reporting unit exceeds the implied fair value of the goodwill, an impairment charge is recorded for the excess.  An impairment loss cannot exceed the carrying value of goodwill assigned to a reporting unit and the subsequent reversal of goodwill impairment losses is not permitted.

There were no indicators of goodwill impairment in the tests performed as of October 1, 2009 and 2007.  As a result of the Company’s annual impairment test performed as of October 1, 2008, the Company’s Construction and AWP segments recorded non-cash charges of  $417.1 million and  $42.8 million, respectively, to reflect impairment of goodwill in these reporting units, which represented all of the goodwill recorded in the Construction segment and all of the goodwill originally recorded in the utilities reporting unit, which is now part of the AWP segment.  See Note J — “Goodwill.”

Property, Plant and Equipment.  Property, plant and equipment are stated at cost.  Expenditures for major renewals and improvements are capitalized while expenditures for maintenance and repairs not expected to extend the life of an asset beyond its normal useful life are charged to expense when incurred.  Plant and equipment are depreciated over the estimated useful lives (5-40 years and 3-20 years, respectively) of the assets under the straight-line method of depreciation for financial reporting purposes and both straight-line and other methods for tax purposes.

Impairment of Long-Lived Assets.  The Company’s policy is to assess the realizability of its long-lived assets, including intangible assets, and to evaluate such assets for impairment whenever events or changes in circumstances indicate that the carrying amount of such assets (or group of assets) may not be recoverable.  Impairment is determined to exist if the estimated future undiscounted cash flows are less than the carrying value.  Future cash flow projections include assumptions for future sales levels, the impact of cost reduction programs, and the level of working capital needed to support each business.  The Company uses data developed by business segment management as well as macroeconomic data in making these calculations.  The amount of any impairment then recognized would be calculated as the difference between estimated fair value and the carrying value of the asset.  The Company did not have any impairment for the years ended December 31, 2008 and 2007.  The Company recognized fixed asset impairments of  $4.8 million for the year ended December 31, 2009 of which,  $1.5 million was recognized as part of restructuring costs.  See Note M — “Restructuring and Other Charges.”

Accounts Receivable and Allowance for Doubtful Accounts.  Trade accounts receivable are recorded at the invoiced amount and do not bear interest.  The allowance for doubtful accounts is the Company’s best estimate of the amount of probable credit losses in its existing accounts receivable.  The Company determines the allowance based on historical customer review and current financial conditions.  The Company reviews its allowance for doubtful accounts at least quarterly.  Past due balances over 90 days and over a specified amount are reviewed individually for collectibility.  All other balances are reviewed on a pooled basis by type of receivable. Account balances are charged off against the allowance when the Company determines it is probable the receivable will not be recovered.  Given current economic conditions, there can be no assurance that the Company’s historical accounts receivable collection experience will be indicative of future results.  The Company has off-balance-sheet credit exposure related to guarantees provided to financial institutions as disclosed in Note R - “Litigation and Contingencies.”  Substantially all receivables were trade receivables at December 31, 2009 and 2008.

Revenue Recognition.  Revenue and related costs are generally recorded when products are shipped and invoiced to either independently owned and operated dealers or to customers.  Shipping and handling charges are recorded in Cost of goods sold.

Revenue generated in the United States is recognized when title and risk of loss pass from the Company to its customers which occurs upon shipment when terms are FOB shipping point (which is customary for the Company) and upon delivery when terms are FOB destination.  The Company also has a policy which requires it to meet certain criteria in order to recognize revenue, including satisfaction of the following requirements:

a)	Persuasive evidence that an arrangement exists;
b)	The price to the buyer is fixed or determinable;
c)	Collectibility is reasonably assured; and
d)	The Company has no significant obligations for future performance.

In the United States, the Company has the ability to enter into a security agreement and receive a security interest in the product by filing an appropriate Uniform Commercial Code (“UCC”) financing statement.  However, a significant portion of the Company’s revenue is generated outside of the United States.  In many countries outside of the United States, as a matter of statutory law, a seller retains title to a product until payment is made.  The laws do not provide for a seller’s retention of a security interest in goods in the same manner as established in the UCC.  In these countries, the Company retains title to goods delivered to a customer until the customer makes payment so that the Company can recover the goods in the event of customer default on payment.  In these circumstances, where the Company only retains title to secure its recovery in the event of customer default, the Company also has a policy requiring it to meet certain criteria in order to recognize revenue, including satisfaction of the following requirements:

a)	Persuasive evidence that an arrangement exists;
b)	Delivery has occurred or services have been rendered;
c)	The price to the buyer is fixed or determinable;
d)	Collectibility is reasonably assured;
e)	The Company has no significant obligations for future performance; and
f)

The Company is not entitled to direct the disposition of the goods, cannot rescind the transaction, cannot prohibit the customer from moving, selling, or otherwise using the goods in the ordinary course of business and has no other rights of holding title that rest with a titleholder of property that is subject to a lien under the UCC.

In circumstances where the sales transaction requires acceptance by the customer for items such as testing on site, installation, trial period or performance criteria, revenue is not recognized unless the following criteria have been met:

a)	Persuasive evidence that an arrangement exists;
b)	Delivery has occurred or services have been rendered;
c)	The price to the buyer is fixed or determinable;
d)	Collectibility is reasonably assured; and
e)	The customer has given their acceptance, the time period has elapsed or the Company has otherwise objectively demonstrated that the criteria specified in the acceptance provisions have been satisfied.

In addition to performance commitments, the Company analyzes factors such as the reason for the purchase to determine if revenue should be recognized.  This analysis is done before the product is shipped and includes the evaluation of factors that may affect the conclusion related to the revenue recognition criteria as follows:

a)	Persuasive evidence that an arrangement exists;
b)	Delivery has occurred or services have been rendered;
c)	The price to the buyer is fixed or determinable; and
d)	Collectibility is reasonably assured.

Revenue from sales-type leases is recognized at the inception of the lease. Income from operating leases is recognized ratably over the term of the lease. The Company routinely sells equipment subject to operating leases and the related lease payments.  If the Company does not retain a substantial risk of ownership in the equipment, the transaction is recorded as a sale.  If the Company does retain a substantial risk of ownership, the transaction is recorded as a borrowing, the operating lease payments are recognized as revenue over the term of the lease and the debt is amortized over a similar period.

The Company, from time to time, issues buyback guarantees in conjunction with certain sales agreements.  These primarily relate to trade value agreements (“TVAs”) in which a customer may trade in equipment in the future at a stated price/credit if the customer meets certain conditions.  The trade-in price/credit is determined at the time of the original sale of equipment.  In conjunction with the trade-in, these conditions include a requirement to purchase new equipment at fair market value at the time of trade-in, which fair value is required to be of equal or greater value than the original equipment cost.  Other conditions also include the general functionality and state of repair of the machine.  The Company has concluded that any credit provided to customers under a TVA/buyback guarantee, which is expected to be equal to or less than the fair value of the equipment returned on the trade-in date, is a guarantee to be accounted for in accordance with ASC 460, “Guarantees” (“ASC 460”).

The original sale of equipment, accompanied by a buyback guarantee, is a multiple element transaction wherein the Company offers its customer the right, after some period of time, for a limited period of time, to exchange purchased equipment for a fixed price trade-in credit toward another of our products.  The fixed price trade-in credit is accounted for under the guidance provided by ASC 460. Pursuant to this right, the Company has agreed to make a payment (in the form of a trade-in credit) to the customer contingent upon the customer exercising its right to trade in the original purchased equipment.  Under the guidance of ASC 460, the Company records the fixed price trade-in credit at its fair value.  Accordingly, as noted above, the Company has accounted for the trade-in credit as a separate deliverable in a multiple element arrangement.

Guarantees.  The Company records a liability for the estimated fair value of guarantees issued pursuant to ASC 460.  The Company recognizes a loss under a guarantee when its obligation to make payment under the guarantee is probable and the amount of the loss can be estimated.  A loss would be recognized if the Company’s payment obligation under the guarantee exceeds the value it can expect to recover to offset such payment, primarily through the sale of the equipment underlying the guarantee.

Accrued Warranties.  The Company records accruals for potential warranty claims based on its claim experience.  The Company’s products are typically sold with a standard warranty covering defects that arise during a fixed period.  Each business provides a warranty specific to the products it offers.  The specific warranty offered by a business is a function of customer expectations and competitive forces.  Length of warranty is generally a fixed period of time, a fixed number of operating hours, or both.

A liability for estimated warranty claims is accrued at the time of sale.  The non-current portion of the warranty accrual is included in Retirement plans and other in the Company’s Consolidated Balance Sheet.  The liability is established using historical warranty claim experience for each product sold.  Historical claim experience may be adjusted for known design improvements or for the impact of unusual product quality issues.  Warranty reserves are reviewed quarterly to ensure critical assumptions are updated for known events that may impact the potential warranty liability.

The following table summarizes the changes in the consolidated current and non-current product warranty liability (in millions):

Balance as of December 31, 2007	$119.4
Accruals for warranties issued during the year	143.8
Changes in estimates	8.9
Settlements during the year	(132.6)
Foreign exchange effect	(9.0)
Balance as of December 31, 2008	130.5
Accruals for warranties issued during the year	94.4
Business acquired during the period	24.5
Changes in estimates	(1.2)
Settlements during the year	(125.5)
Foreign exchange effect	3.5
Balance as of December 31, 2009	$126.2

Accrued Product Liability.  The Company records accruals for product liability claims when deemed probable and estimable based on facts and circumstances, and prior claim experience.  Accruals for product liability claims are valued based upon the Company’s prior claims experience, including consideration of the jurisdiction, circumstances of the accident, type of loss or injury, identity of plaintiff, other potential responsible parties, analysis of outside legal counsel, analysis of internal product liability counsel and the experience of the Company’s director of product safety.  Actual product liability costs could be different due to a number of variables such as the decisions of juries or judges.

Defined Benefit Pension and Other Postretirement Benefits.  The Company provides postretirement benefits to certain former salaried and hourly employees and certain hourly employees covered by bargaining unit contracts that provide such benefits.  The Company accounts for these benefits under ASC 715, “Compensation-Retirement Benefits” (“ASC 715”).  ASC 715 requires balance sheet recognition of the overfunded or underfunded status of pension and postretirement benefit plans.  Under ASC 715, actuarial gains and losses, prior service costs or credits, and any remaining transition assets or obligations that have not been recognized under previous accounting standards must be recognized in Accumulated other comprehensive income, net of tax effects, until they are amortized as a component of net periodic benefit cost.  See Note P — “Retirement Plans and Other Benefits.”

Deferred Compensation.  The Company maintains a Deferred Compensation Plan, which is described more fully in Note P - “Retirement Plans and Other Benefits.”  The Company’s common stock, par value  $.01 per share (“Common Stock”) held in a rabbi trust pursuant to the Company’s Deferred Compensation Plan, is treated in a manner similar to treasury stock and is recorded at cost within Stockholders’ Equity as of December 31, 2009 and 2008.  The plan obligations for participant deferrals in the Company’s Common Stock are classified as Additional paid-in capital within Stockholders’ Equity.  The total of the Company’s Common Stock required to settle this deferred compensation obligation is included in the denominator in both basic and diluted earnings per share calculations.

Stock-Based Compensation.  At December 31, 2009, the Company had stock-based employee compensation plans, which are described more fully in Note Q - “Stockholders’ Equity.”  The Company accounts for those plans under the recognition and measurement principles of ASC 718, “Compensation-Stock Compensation” (“ASC 718”).  ASC 718 requires that expense resulting from all share-based payment transactions be recognized in the financial statements at fair value.

Foreign Currency Translation.  Assets and liabilities of the Company’s international operations are translated at year-end exchange rates.  Income and expenses are translated at average exchange rates prevailing during the year.  For operations whose functional currency is the local currency, translation adjustments are recorded in the Accumulated other comprehensive income component of Stockholders’ Equity.  Gains or losses resulting from foreign currency transactions are recorded in the accounts based on the underlying transaction.

Derivatives.  Derivative financial instruments are recorded in the Consolidated Balance Sheet at their fair value as either assets or liabilities.  Changes in the fair value of derivatives are recorded each period in earnings or Accumulated other comprehensive income, depending on whether a derivative is designated and effective as part of a hedge transaction and, if it is, the type of hedge transaction.  Gains and losses on derivative instruments reported in Accumulated other comprehensive income are included in earnings in the periods in which earnings are affected by the hedged item.  See Note K - “Derivative Financial Instruments.”

Environmental Policies.  Environmental expenditures that relate to current operations are either expensed or capitalized depending on the nature of the expenditure.  Expenditures relating to conditions caused by past operations that do not contribute to current or future revenue generation are expensed.  Liabilities are recorded when environmental assessments and/or remedial actions are probable and the costs can be reasonably estimated.  Such amounts were not material at December 31, 2009 and 2008.

Research and Development Costs.  Research and development costs are expensed as incurred.  Such costs incurred in the development of new products or significant improvements to existing products are included in Selling, general and administrative expenses.  Research and development costs were  $58.9 million,  $57.7 million and  $57.6 million during 2009, 2008 and 2007, respectively.

Income Taxes.  The Company accounts for income taxes using the asset and liability method.  This approach requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of temporary differences between the carrying amounts and the tax bases of assets and liabilities.  See Note C — “Income Taxes.”

Earnings Per Share.  Basic (loss) earnings per share is computed by dividing Net (loss) income attributable to Terex Corporation for the period by the weighted average number of shares of Common Stock outstanding.  Diluted earnings per share is computed by dividing net (loss) income attributable to Terex Corporation for the period by the weighted average number of shares of Common Stock outstanding and potential dilutive common shares.  See Note E — “Earnings Per Share.”

Subsequent Events.  The Company assessed events occurring subsequent to December 31, 2009 through February 24, 2010 for potential recognition and disclosure in the consolidated financial statements.

Recent Accounting Pronouncements.  In September 2006, the FASB issued fair value measurement guidance, which was later codified under ASC 820, “Fair Value Measurements and Disclosures.”  This guidance was effective for fiscal years beginning after November 15, 2007 and for interim periods within those years.  It defines fair value, establishes a framework for measuring fair value and expands the related disclosure requirements. This guidance applies under other accounting pronouncements that require or permit fair value measurements.  The guidance indicates, among other things, that a fair value measurement assumes that the transaction to sell an asset or transfer a liability occurs in the principal market for the asset or liability or, in the absence of a principal market, the most advantageous market for the asset or liability. This guidance defines fair value based upon an exit price model.  In February 2008, the FASB issued further guidance to exclude accounting for leases from fair value measurement and to delay the effective date of fair value measurement for all nonfinancial assets and nonfinancial liabilities, except those that are recognized or disclosed at fair value in the financial statements on a recurring basis (at least annually) until the beginning of the first quarter of 2009.  Effective January 1, 2009, fair value measurement was applied to nonfinancial assets and nonfinancial liabilities.  The adoption of fair value measurements did not have a significant impact on the determination or reporting of the Company’s financial results.

In December 2007, the FASB issued a revision of business combinations guidance, which was later codified under ASC 805, “Business Combinations.”  The revised guidance retains the underlying concepts that all business combinations are still required to be accounted for at fair value under the acquisition method of accounting, but changes the application of the acquisition method in a number of significant aspects.  Acquisition costs will generally be expensed as incurred; noncontrolling interests will be valued at fair value at the acquisition date; in-process research and development will be recorded at fair value as an indefinite-lived intangible asset at the acquisition date; restructuring costs associated with a business combination will generally be expensed subsequent to the acquisition date; and changes in deferred tax asset valuation allowances and income tax uncertainties after the acquisition date generally will affect income tax expense.  In April 2009, the FASB issued further guidance, which clarifies the initial and subsequent recognition, subsequent accounting, and disclosure of assets and liabilities arising from contingencies in a business combination.  This requires that such contingencies be recognized at fair value on the acquisition date if fair value can be reasonably estimated during the allocation period.  If the acquisition date fair value of an asset or liability cannot be reasonably estimated, the asset or liability would be measured at the amount that would be recognized based on guidance in ASC 450, “Contingencies,” which provides thresholds for recognition based on probability and the ability to reasonably estimate an amount or range of amounts.  This guidance was effective on a prospective basis for all business combinations for which the acquisition date is on or after the beginning of the first annual period subsequent to December 15, 2008, which, for the Company, was January 1, 2009.  As discussed in Note I — “Acquisitions,” the adoption of this guidance affected the reporting of the Company’s acquisition of Reggiane Cranes and Plants S.p.A. and Noell Crane Holding GmbH (collectively, “Terex Port Equipment” or the “Port Equipment Business”) from Fantuzzi Industries S.a.r.l.

In December 2007, the FASB issued guidance related to noncontrolling interests later codified under ASC 810, “Consolidation.” This guidance was effective for fiscal years, and interim periods within those fiscal years, beginning on or after December 15, 2008, which, for the Company, was January 1, 2009.  This guidance requires the recognition of a noncontrolling interest (minority interest) as equity in the consolidated financial statements and separate from the parent’s equity.  The amount of net income attributable to the noncontrolling interest is included in consolidated net income on the face of the income statement.  It also amends certain consolidation procedures for consistency with the requirements of the revised business combination guidance discussed above.  This guidance also includes expanded disclosure requirements regarding the interests of the parent and its noncontrolling interest.  Adoption of the noncontrolling interest guidance did not have a significant impact on the determination or reporting of the Company’s financial results.

In March 2008, the FASB issued guidance related to disclosures about derivative instruments and hedging activities later codified under ASC 815, “Derivatives and Hedging.”  This guidance was effective for fiscal years, and interim periods within those fiscal years, beginning after November 15, 2008, which, for the Company, was January 1, 2009.  This guidance is intended to improve financial reporting by requiring transparency about the nature, purpose, location and amounts of derivative instruments in an entity’s financial statements; how derivative instruments and related hedged items are accounted for; and how derivative instruments and related hedged items affect an entity’s financial position, financial performance and cash flows.  Adoption of this guidance did not have a significant impact on the determination or reporting of the Company’s financial results.  See Note K — “Derivative Financial Instruments.”

In April 2008, the FASB issued guidance related to determining the useful lives of intangible assets later codified under ASC 350, “Intangibles — Goodwill and Other.”  This guidance amends the factors that should be considered in developing renewal or extension assumptions used to determine the useful life of a recognized intangible asset.  This guidance was effective on a prospective basis to all intangible assets acquired and for disclosures on all intangible assets recognized on or after the beginning of the first annual period subsequent to December 15, 2008, which, for the Company, was January 1, 2009.  Adoption of the new guidance did not have a significant impact on the determination or reporting of its financial results.

In May 2008, the FASB issued guidance related to accounting for convertible debt instruments that may be settled in cash upon conversion, which was later codified under ASC 470, “Debt.”  This guidance requires separate accounting for the liability and equity components of convertible debt securities that allow for either mandatory or optional cash settlement (including partial cash settlement) in a manner that reflects the company’s nonconvertible debt borrowing rate at time of issuance when interest cost is recognized in subsequent periods.  This bifurcation results in a component of the convertible debt to be classified in equity and accretion of the resulting discount on the debt as part of interest expense reflected in the income statement.  The guidance is effective for fiscal years beginning after December 15, 2008, which, for the Company, was January 1, 2009.  As disclosed in Note N — “Long-Term Obligations,” adoption of this guidance affected the reporting of the 4% Convertible Senior Subordinated Notes Due 2015 (“4% Convertible Notes”) issued in June 2009.

In November 2008, the FASB ratified guidance related to equity method investment accounting, which was later codified under ASC 323, “Investments — Equity Method and Joint Ventures.”  This guidance applies to all investments accounted for under the equity method.  It states that an entity shall measure its equity investment initially at cost.  Contingent consideration should only be included in the initial measurement of the equity method investment if it is required to be recognized by specific authoritative guidance other than that contained in business combinations guidance, ASC 805.  However, if any equity method investment agreement involves a contingent consideration arrangement in which the fair value of the investor’s share of the investee’s net assets exceeds the investor’s initial cost, a liability should be recognized.  An equity method investor is required to recognize other-than-temporary impairments of an equity method investment and shall account for a share issuance by an investee as if the investor had sold a proportionate share of its investment.  Any gain or loss to the investor resulting from an investee’s share issuance shall be recognized in earnings.  This guidance shall be effective for fiscal years beginning on or after December 15, 2008, which, for the Company, was January 1, 2009, and interim periods within those fiscal years, and shall be applied prospectively.  Adoption of this equity method investment accounting guidance did not have a significant impact on the determination or reporting of the Company’s financial results.

In December 2008, the FASB issued guidance revising employers’ disclosures about postretirement benefit plan assets which was later codified under ASC 715, “Compensation — Retirement Benefits.”  This guidance revised employer’s disclosures about plan assets of a defined benefit pension or other postretirement plan.  This guidance requires additional disclosure of a benefit plan’s investment allocation decision-making process, the fair value of each major category of plan assets, the valuation techniques used to measure fair value of the plan assets, and any significant concentrations of risk within plan assets.  This guidance is effective for fiscal years ending after December 15, 2009, with early application permitted.  Adoption of this guidance did not have a significant impact on the determination or reporting of the Company’s financial results.

In April 2009, the FASB issued guidance related to interim disclosures about the fair value of financial instruments later codified under ASC 825, “Financial Instruments.”  This guidance enhances consistency in financial reporting by increasing the frequency of fair value disclosures.  It relates to fair value disclosures for any financial instruments that are not currently reflected on a company’s balance sheet at fair value.  Prior to the effective date, fair values for these assets and liabilities had only been disclosed once a year.  This guidance now requires these disclosures on a quarterly basis, providing qualitative and quantitative information about fair value estimates for all those financial instruments not measured on the balance sheet at fair value.  This guidance is effective for interim and annual periods ending after June 15, 2009, with early application permitted for periods ending after March 15, 2009.  Adoption of this guidance did not have a significant impact on the determination or reporting of the Company’s financial results.

In May 2009, the FASB issued guidance related to subsequent events, which was later codified under ASC 855, “Subsequent Events.”  This guidance was effective for interim or annual financial periods ending after June 15, 2009.  This guidance establishes general standards of accounting for and disclosures of events that occur after the balance sheet date but before financial statements are issued or are available to be issued.  It also requires the disclosure of the date through which an entity has evaluated subsequent events and the basis for that date—that is, whether that date represents the date the financial statements were issued or were available to be issued.  This disclosure should alert all readers of financial statements that an entity has not evaluated subsequent events after that date in the set of financial statements being presented.  Adoption of this guidance did not have a significant impact on the determination or reporting of the Company’s financial results.

In June 2009, the FASB issued guidance to establish the FASB Accounting Standards Codification™ (“Codification”).  The Codification is the single source of accounting principles and the framework for selecting the principles used in the preparation of financial statements of nongovernmental entities that are presented in conformity with generally accepted accounting principles in the United States.  Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal securities laws are also sources of authoritative generally accepted accounting principles for SEC registrants.  All existing accounting standards are superseded as described in the guidance.  All other accounting literature not included in the Codification is nonauthoritative.  This statement is effective for interim and annual periods ending after September 15, 2009.  The adoption of this guidance did not have a significant impact on the determination or reporting of the Company’s financial results.

In June 2009, the FASB issued guidance related to the transfers of financial assets, which has been codified under ASC 860, “Transfers and Servicing.”  This guidance requires entities to provide more information about transfers of financial assets and a transferor’s continuing involvement, if any, with transferred financial assets.  It requires additional disclosures about the risks that a transferor continues to be exposed to because of its continuing involvement in transferred financial assets.  It also eliminates the concept of a qualifying special-purpose entity and will change the requirements for de-recognition of financial assets.  This guidance is effective for the Company in its interim and annual reporting periods beginning on and after January 1, 2010. Earlier application was prohibited.  The Company is evaluating the adoption of this guidance, but does not expect that it will have a significant impact on the determination or reporting of its financial results.

In June 2009, the FASB issued guidance amending the consolidation guidance applicable to variable interest entities, which has been codified under ASC 810, “Consolidations.”  It replaces the quantitative-based risks and rewards calculation for determining whether an enterprise is the primary beneficiary in a variable interest entity with an approach that is primarily qualitative and requires ongoing assessments of whether an enterprise is the primary beneficiary of a variable interest entity.  It also requires additional disclosures about an enterprise’s involvement in variable interest entities.  This guidance is effective for the Company in its interim and annual reporting periods beginning on and after January 1, 2010. Earlier application was prohibited.  The Company is evaluating the adoption of this guidance, but does not expect that it will have a significant impact on the determination and reporting of its financial results.

In October 2009, the FASB issued Accounting Standards Update 2009-13, “Multiple-Deliverable Revenue Arrangements”, which amended ASC 605, “Revenue Recognition.”  This guidance addresses how to determine whether an arrangement involving multiple deliverables contains more than one unit of accounting, and how to allocate the consideration to each unit of accounting.  In an arrangement with multiple deliverables, the delivered item(s) shall be considered a separate unit of accounting if the delivered items have value to the customer on a stand-alone basis.  Items have value on a stand-alone basis if they are sold separately by any vendor or the customer could resell the delivered items on a stand-alone basis and if the arrangement includes a general right of return relative to the delivered items, delivery or performance of the undelivered items is considered probable and substantially in the control of the vendor.

Arrangement consideration shall be allocated at the inception of the arrangement to all deliverables based on their relative selling price, except under certain circumstances such as items recorded at fair value and items not contingent upon the delivery of additional items or meeting other specified performance conditions.  The selling price for each deliverable shall be determined using vendor specific objective evidence (“VSOE”) of selling price, if it exists, otherwise third-party evidence of selling price.  If neither VSOE nor third-party evidence exists for a deliverable, the vendor shall use its best estimate of the selling price for that deliverable.  This guidance eliminates the use of the residual value method for determining allocation of arrangement consideration; and allows the use of an entity’s best estimate to determine the selling price if VSOE and third-party evidence cannot be determined.  It also requires additional disclosures such as the nature of the arrangement, certain provisions within the arrangement, significant factors used to determine selling prices and the timing of revenue recognition related to the arrangement.  This guidance shall be effective for fiscal years beginning on or after June 15, 2010, with early adoption permitted.  The Company is currently evaluating the impact that adoption of this guidance will have on the determination and reporting of its financial results.

In January 2010, the FASB issued Accounting Standards Update 2010-02, “Accounting and Reporting for Decreases in Ownership of a Subsidiary-a Scope Clarification,” which amends ASC 810, “Consolidations.”  This amendment requires new disclosures including a description of valuation techniques and inputs used to measure the fair value of any retained investment in a former subsidiary, the nature of any continuing involvement in the subsidiary or acquirer after deconsolidation and information regarding related party involvement before and after the transaction.  This guidance will be effective for the Company in its interim and annual reporting periods beginning after December 15, 2009.  The Company is currently evaluating the impact that adoption of this guidance will have on the determination or reporting of its financial results.

In January 2010, the FASB issued Accounting Standards Update 2010-06, “Improving Disclosures about Fair Value Measurements,” which amends ASC 820, “Fair Value Measurements and Disclosures.”  This amendment requires new disclosures including the reasons for and amounts of significant transfers in and out of Levels 1 and 2 fair value measurements and separate presentation of purchases, sales, issuances and settlements in the reconciliation of activity for Level 3 fair value measurements.  It also clarified guidance related to determining the appropriate classes of assets and liabilities and the information to be provided for valuation techniques used to measure fair value.  This guidance will be effective for the Company in its interim and annual reporting periods beginning after December 15, 2010.  The Company is evaluating the adoption of this guidance, but does not expect that it will have a significant impact on the determination or reporting of its financial results.

BUSINESS SEGMENT INFORMATION	12 Months Ended
Dec. 31, 2009
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
BUSINESS SEGMENT INFORMATION

NOTE B - BUSINESS SEGMENT INFORMATION

Terex is a diversified global equipment manufacturer of a variety of machinery products.  The Company is focused on delivering reliable, customer driven solutions for a wide range of commercial applications, including the construction, infrastructure, quarrying, shipping, transportation, power and energy industries.  The Company operates in four reportable segments: (i) Aerial Work Platforms; (ii) Construction; (iii) Cranes; and (iv) Materials Processing.

The AWP segment designs, manufactures, refurbishes and markets aerial work platform equipment, telehandlers, light towers and utility equipment.  Customers use the Company’s products to construct and maintain industrial, commercial and residential buildings and facilities, construct and maintain utility and telecommunication lines, trim trees and for other commercial operations, as well as in a wide range of infrastructure projects.  Additionally, the Company owns much of the North American distribution channel for its utility products group and operates a fleet of rental utility products in the United States and Canada.

The Construction segment designs, manufactures and markets heavy and compact construction equipment, asphalt and concrete equipment, landfill compactors and bridge inspection equipment.  Construction, forestry, rental, mining, industrial and government customers use these products in construction and infrastructure projects, to build roads and bridges and in coal, minerals, sand and gravel operations.  The Company acquired A.S.V., Inc. (“ASV”) on February 26, 2008.  The results of ASV are included in the Construction segment from its date of acquisition.

The Cranes segment designs, manufactures, services and markets mobile telescopic cranes, tower cranes, lattice boom crawler cranes, truck-mounted cranes (boom trucks) and specialized port and rail equipment including straddle carriers, gantry cranes, mobile harbor cranes, ship-to-shore cranes, telescopic container stackers, lift trucks and forklifts, as well as their related replacement parts and components.  These products are used primarily for construction, repair and maintenance of commercial, buildings, manufacturing facilities and infrastructure and material handling at port and railway facilities.  The Company acquired the Port Equipment Business on July 23, 2009.  The results of the Port Equipment Business are included in the Cranes segment from its date of acquisition.

The Materials Processing segment designs, manufactures and markets materials processing equipment, including crushers, washing systems, screens, apron feeders and related components and replacement parts.  Construction, quarrying, mining and government customers use these products in construction and infrastructure projects and various quarrying and mining applications.

The Company also assists customers in their rental, leasing and acquisition of our products through Terex Financial Services.

On January 1, 2009, the Company realigned certain operations in an effort to capture market synergies and streamline its cost structure.  The Roadbuilding businesses, formerly part of the Roadbuilding, Utility Products and Other (“RBUO”) segment, are now consolidated within the Construction segment.  The Utility Products businesses, formerly part of the RBUO segment, are now consolidated within the Aerial Work Platforms segment.  Certain other businesses that were included in the RBUO segment are now reported in Corporate and Other, which includes eliminations among the Company’s segments, and prior period amounts have been retrospectively adjusted to conform to this presentation.

The Company has no customers that accounted for more than 10% of consolidated sales in 2009.  The results of businesses acquired during 2009, 2008 and 2007 are included from the dates of their respective acquisitions.

Included in Eliminations/Corporate are the eliminations among the four segments, as well as general and corporate items.  Business segment information is presented below (in millions):

	Year Ended December 31,
	2009	2008	2007
Net Sales
Aerial Work Platforms	$838.1	$2,386.9	$2,627.0
Construction	840.1	1,835.9	1,845.7
Cranes	1,890.9	2,888.8	2,234.9
Materials Processing	353.6	987.9	963.3
Eliminations/Corporate	(64.3)	(140.6)	(102.4)
Total	$3,858.4	$7,958.9	$7,568.5
Income (Loss) from Operations
Aerial Work Platforms (1)	$(154.0)	$215.4	$468.4
Construction (1)	(244.1)	(483.5)	51.4
Cranes	103.6	401.5	256.7
Materials Processing	(49.3)	110.1	127.5
Eliminations/Corporate	(57.9)	(72.7)	(82.9)
Total (1)	$(401.7)	$170.8	$821.1
Depreciation and Amortization
Aerial Work Platforms	$17.3	$19.9	$16.9
Construction	30.2	28.9	17.5
Cranes	29.0	18.3	17.2
Materials Processing	5.7	5.1	4.5
Corporate	11.2	8.1	8.0
Total	$93.4	$80.3	$64.1
Capital Expenditures
Aerial Work Platforms	$6.5	$22.3	$22.5
Construction	5.8	15.2	11.0
Cranes	10.9	26.5	21.3
Materials Processing	7.2	11.9	14.7
Corporate	20.0	27.7	24.6
Total	$50.4	$103.6	$94.1

(1)         Amounts include goodwill impairment of  $42.8 million and  $417.1 million for the year ended December 31, 2008 in the Aerial Work Platforms and Construction segments, respectively.

	December 31,
	2009	2008
Identifiable Assets
Aerial Work Platforms	$657.6	$879.1
Construction	1,099.2	1,359.0
Cranes	2,216.0	1,695.7
Materials Processing	964.8	979.8
Eliminations/Corporate	(156.7)	(576.3)
Discontinued operations	932.9	1,108.1
Total	$5,713.8	$5,445.4

Sales between segments are generally priced to recover costs plus a reasonable markup for profit, which is eliminated in consolidation.

Geographic segment information is presented below (in millions):

	Year Ended December 31,
	2009	2008	2007
Net Sales
United States	$1,008.3	$2,662.5	$2,544.3
United Kingdom	246.9	555.4	626.8
Germany	337.4	540.8	470.4
Other European countries	937.8	2,068.0	2,182.1
All other	1,328.0	2,132.2	1,744.9
Total	$3,858.4	$7,958.9	$7,568.5

	December 31,
	2009	2008
Long-lived Assets
United States	$174.2	$181.4
United Kingdom	45.4	43.5
Germany	142.0	111.8
Other European Countries	138.3	37.1
All other	105.1	34.6
Total	$605.0	$408.4

The Company attributes sales to unaffiliated customers in different geographical areas based on the location of the customer.  Long-lived assets consist of net fixed assets, which can be attributed to the specific geographic regions.

INCOME TAXES	12 Months Ended
Dec. 31, 2009
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
INCOME TAXES

NOTE C — INCOME TAXES

The components of Income from continuing operations before income taxes are as follows (in millions):

	Year Ended December 31,
	2009	2008	2007
United States	$(316.2)	$(163.5)	$418.8
Foreign	(207.6)	247.5	364.4
(Loss) income from continuing operations before income taxes	$(523.8)	$84.0	$783.2

Total (loss) income before income taxes, including income from discontinued operations, attributable to the Company was ( $455.9) million,  $314.1 million and  $919.3 million for the years ended December 31, 2009, 2008 and 2007, respectively.

The major components of the Company’s (Benefit from) provision for income taxes on continuing operations before income taxes are summarized below (in millions):

	Year Ended December 31,
	2009	2008	2007
Current:
Federal	$(3.6)	$8.2	$154.9
State	(0.5)	3.0	8.1
Foreign	18.6	138.5	95.0
Current income tax provision	14.5	149.7	258.0
Deferred:
Federal	(97.3)	22.8	(16.7)
State	(1.5)	(0.1)	5.5
Foreign	(33.1)	(13.7)	8.8
Deferred income tax (benefit) provision	(131.9)	9.0	(2.4)
Total (benefit from) provision for income taxes	$(117.4)	$158.7	$255.6

Including discontinued operations, the total (benefit from) provision for income taxes was ( $57.5) million,  $242.2 million and  $305.4 million for the years ended December 31, 2009, 2008 and 2007, respectively.

Deferred tax assets and liabilities result from differences in the bases of assets and liabilities for tax and financial statement purposes.  The tax effects of the basis differences and net operating loss carry forwards as of December 31, 2009 and 2008 for continuing operations are summarized below for major balance sheet captions (in millions):

	2009	2008
Property, plant and equipment	$(50.9)	$(16.6)
Intangibles	(45.4)	(45.9)
Trade receivables	(11.8)	11.3
Inventories	32.5	37.3
Accrued warranties and product liability	18.8	25.0
Net operating loss carry forwards	323.6	107.9
Retirement plans and other	38.1	31.3
Accrued compensation and benefits	24.3	24.8
Other	35.4	23.0
Deferred tax assets valuation allowance	(134.6)	(64.1)
Net deferred tax assets	$230.0	$134.0

Deferred tax assets for continuing operations total  $400.7 million before valuation allowances of  $134.6 million.  Total deferred tax liabilities for continuing operations of  $36.1 million include  $13.7 million in current liabilities and  $22.4 million in non-current liabilities on the Consolidated Balance Sheet.  Included in net deferred tax assets for continuing operations are income taxes paid on intercompany transactions of  $6.0 million and  $15.6 million for the years ended December 31, 2009 and 2008, respectively.  Net deferred tax assets for discontinued operations for the years ended December 31, 2009 and 2008 were  $19.6 million and  $48.6 million, respectively.

The Company evaluates the realizability of its deferred tax assets each reporting period.  The Company must consider all available evidence, both positive and negative, in evaluating the future realizability of its deferred tax assets, including tax loss carryforwards.  Realization requires sufficient taxable income to utilize deferred tax assets.  The Company records a valuation allowance for each deferred tax asset for which realization is assessed as not more likely than not.  The Company’s assessment that deferred tax assets will be realized is based on the weight of the evidence, including estimates of future taxable income and is not assured.  Estimates of future taxable income can change due to the impact of the challenging economic environment and other conditions on the profitability of the Company and its individual subsidiaries.  If the current estimates of future taxable income are not realized or subsequent estimates of taxable income are reduced, the assessment could change and the recording of a valuation allowance reducing deferred tax assets to a net realizable value could have a material impact on the statement of operations.  The valuation allowance for deferred tax assets as of December 31, 2009 was  $134.6 million.  The net change in the total valuation allowance for the years ended December 31, 2009 and 2008 was an increase of  $70.5 million in 2009 and an increase of  $13.1 million in 2008.

The Company’s (Benefit from) provision for income taxes is different from the amount that would be provided by applying the statutory federal income tax rate to the Company’s Income from continuing operations before income taxes.  The reasons for the difference are summarized as follows (in millions):

	Year Ended December 31,
	2009	2008	2007
Tax at statutory federal income tax rate	$(183.3)	$29.4	$273.8
State taxes (net of Federal benefit)	(1.2)	(6.2)	0.5
Change in valuation allowance relating to NOL and temporary differences	21.6	11.1	(1.0)
Foreign tax differential on income/losses of foreign subsidiaries	17.1	(23.5)	5.8
Non-deductible goodwill charges	0.2	157.5	—
U.S. tax on multi-national operations	24.8	4.8	2.0
Change in foreign statutory rates	(3.6)	(1.8)	5.1
U.S. manufacturing and export incentives	—	(4.7)	(16.1)
Other	7.0	(7.9)	(14.5)
Total (benefit from) provision for income taxes	$(117.4)	$158.7	$255.6

Including the tax on discontinued operations, the total tax (benefit) expense was ( $57.5) million,  $242.2 million, and  $305.4 million for 2009, 2008, and 2007, respectively.  The effective tax rate on income from discontinued operations in 2009 differs from the statutory rate due primarily to  $15.6 million of deferred U.S. income taxes not previously provided on the excess of the amount for financial reporting over the tax basis in the Company’s investment in the shares of certain of its Mining subsidiaries.

The Company does not provide for income taxes or tax benefits on temporary differences related to its investments in foreign subsidiaries.  These temporary differences are comprised principally of undistributed earnings, which are indefinitely reinvested.  At December 31, 2009, these unremitted earnings totaled approximately  $907 million.  If earnings of foreign subsidiaries were not considered indefinitely reinvested, deferred U.S. and foreign taxes would have to be provided.  At this time, determination of the amount of unrecorded deferred U.S. and foreign income taxes is not practical.

At December 31, 2009, the Company had domestic federal net operating loss carry forwards of  $332.4 million.  $310.2 million relates to 2009 and will not expire until 2028.  None of the remaining U.S. federal net operating loss carry forwards expire before 2010.  The Company also has various state net operating loss carry forwards available to reduce future state taxable income and income taxes.  These net operating loss carry forwards expire at various dates through 2029.

In addition, the Company’s foreign subsidiaries have approximately  $611.0 million of loss carry forwards, consisting of  $239.9 million in the United Kingdom,  $162.9 million in Italy,  $48.8 million in Germany and  $159.4 million in other countries, which are available to offset future foreign taxable income. The majority of these foreign tax loss carry forwards are available without expiration.

The Company made total net income tax payments including discontinued operations of  $23.2 million,  $190.7 million and  $308.8 million in 2009, 2008 and 2007, respectively.

The Company adopted the guidance in ASC 740, “Income Taxes” (“ASC 740”), related to uncertain tax positions on January 1, 2007.  All amounts shown within this footnote relative to this guidance are inclusive of discontinued operations.  The cumulative effect of the change on retained earnings as of January 1, 2007 resulting from this adoption was a reduction of  $36.5 million.  As of December 31, 2009 and 2008, the Company had  $151.1 million and  $115.9 million, respectively, of unrecognized tax benefits.  Of the  $151.1 million at December 31, 2009,  $149.8 million, if recognized, would affect the effective tax rate.  The Company continues to classify interest and penalties associated with uncertain tax positions as income tax expense.  As of December 31, 2009 and 2008, the liability for potential penalties and interest was  $16.3 million and  $11.9 million, respectively.  During the years ended December 31, 2009 and 2008, the Company recognized tax expense of  $4.4 million and  $6.3 million, respectively, for interest and penalties.

The Company conducts business globally and, as a result, the Company and its subsidiaries file income tax returns in U.S. federal, state and foreign jurisdictions, as required.  In the normal course of business, the Company is subject to examination by taxing authorities throughout the world, including such major jurisdictions as Australia, Germany, Italy, the United Kingdom and the U.S.  Various entities of the Company are currently under audit in Germany, Italy, the United Kingdom, the U.S. and elsewhere.  During 2009, Italian tax authorities asserted that withholding taxes were due on certain intercompany payments.  German tax authorities are examining various intercompany transactions in connection with audits of Demag and Terex GmbH.  In February 2010, the IRS issued notices of proposed adjustment (“NOPA”) to the Company in connection with the audit of its 2005, 2006 and 2007 tax years.  With two exceptions, the cumulative impact of all NOPAs is not significant to the Company’s tax filing positions and financial statements.  The other two NOPAs proposed an aggregate increase to taxable income of  $427.6 million.  The Company does not agree with the NOPAs and is in discussions with the IRS.  If the IRS were to be successful in sustaining some or all of their proposed adjustments, the resulting tax would be partially mitigated by foreign tax credits.  With respect to these NOPAs, and all other uncertain tax positions, where the Company determined that it does not satisfy the recognition threshold of ASC 740-10, it has recorded no tax benefits.  Where the Company determined that its tax return filing positions are more likely than not to be sustained, the Company has measured and recorded the amount of tax benefit greater than 50% likely to be realized.

The following table summarizes the activity related to the Company’s total (including discontinued operations) unrecognized tax benefits (in millions):

Balance as of January 1, 2007	$87.2
Additions for current year tax positions	18.8
Additions for prior year tax positions	27.3
Reductions for prior year tax positions	(5.2)
Settlements	(4.5)
Reductions related to expirations of statute of limitations	(1.0)
Balance as of December 31, 2007	122.6
Additions for current year tax positions	6.6
Additions for prior year tax positions	21.1
Reductions for prior year tax positions	(36.0)
Settlements	(0.6)
Reductions related to expirations of statute of limitations	2.2
Balance as of December 31, 2008	115.9
Additions for current year tax positions	33.6
Additions for prior year tax positions	148.6
Reductions for prior year tax positions	(117.1)
Reductions for tax positions related to current year	(26.1)
Reductions related to expiration of statute of limitations	(6.4)
Settlements	(2.8)
Acquired balances	5.4
Balance as of December 31, 2009	$151.1

It is reasonably possible that changes to the Company’s unrecognized tax benefits could be material in the next twelve months due to potential tax audit settlements.  The nature of the uncertainties with respect to uncertain tax positions relate primarily to intercompany transactions and acquisitions.  As a result of uncertainties regarding the timing of the completion of the tax audits and their possible outcomes, an estimate of the range of increase or decrease that could occur in the next twelve months and their impact on income tax expense cannot be made.  With respect to the Company’s tax audits worldwide, it is reasonably possible that it will make payments in 2010 of up to  $50 million.  Payments may be made in part to mitigate the accrual of interest in connection with income tax audit assessments that may be issued and that the Company would contest, or may in part be made to settle the matter with the tax authorities.  Due to the high degree of uncertainty regarding the timing of potential future cash flows associated with the remaining liabilities, the Company is unable to make a reasonable estimate of the amount and period in which these remaining uncertain tax positions will be remeasured, effectively settled, or paid.  With few exceptions, including net operating loss carry forwards in the U.S. and Australia, the statute of limitations for the Company and its subsidiaries has, as a practical matter expired for tax years prior to 2002.

DISCONTINUED OPERATIONS	12 Months Ended
Dec. 31, 2009
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DISCONTINUED OPERATIONS

NOTE D — DISCONTINUED OPERATIONS

On December 20, 2009, the Company entered into a definitive agreement to sell its Mining business, which was previously part of the former Materials Processing & Mining segment, for approximately  $1.3 billion. On February 19, 2010, the Company completed this transaction and received approximately  $1 billion in cash and approximately 5.8 million shares of Bucyrus common stock.  This transaction allows the Company to invest in its current businesses and focus on products and services where it can maintain and build a strong market presence.  The products divested by the Company in the transaction include hydraulic mining excavators, high capacity surface mining trucks, track and rotary blasthole drills, drill tools and highwall mining equipment, as well as the related parts and aftermarket service businesses, including the Company-owned distribution locations.

On December 31, 2009, the Company completed the sale of substantially all of the assets used in its construction trailer operations, which was previously part of the AWP segment.  The total purchase price paid at closing was  $3.1 million, comprised of  $0.1 million in cash and  $3.0 million of promissory notes.  The promissory notes are secured by a security agreement and a mortgage on the real estate.

In March 2010, the Company sold the assets of its Powertrain gears business and pumps business, which were formerly part of the Construction segment.  Total proceeds on the sale of these businesses were approximately  $2 million.

On March 10, 2010, the Company entered into an agreement to sell its Atlas heavy construction equipment and knuckle-boom crane businesses (collectively, “Atlas”) to Atlas Maschinen GmbH (“Atlas Maschinen”).  Fil Filipov, a former Terex executive and the father of Steve Filipov, the Company’s President, Developing Markets and Strategic Accounts, is the Chairman of Atlas Maschinen.  The Atlas product lines divested in the transaction include crawler, wheel and rail excavators, knuckle-boom truck loader cranes and Terex® Atlas branded material handlers.  The transaction also includes the Terex Atlas UK distribution business for truck loader cranes in the United Kingdom and the Terex minority ownership position in an Atlas Chinese joint venture.  The Atlas business was previously reported in the Construction segment, with the exception of the knuckle-boom truck loader cranes business, which was reported in the Cranes segment.  On April 15, 2010, the Company completed the portion of this transaction related to the Atlas operations in Germany and completed the portion of the transaction related to the operations in the United Kingdom on August 11, 2010.

The following amounts related to the discontinued operations were derived from historical financial information and have been segregated from continuing operations and reported as discontinued operations in the Consolidated Statement of Income (in millions):

	Year Ended December 31,
	2009	2008	2007

Net sales	$1,346.6	$1,930.7	$1,569.2

Income from discontinued operations before income taxes	$88.6	$233.8	$141.4
Provision for income taxes	(66.9)	(83.4)	(49.8)
Income from discontinued operations – net of tax	$21.7	$150.4	$91.6

Loss on disposition of discontinued operations	$(19.5)	$—	$—
Benefit from income taxes	6.9	—	—
Loss on disposition of discontinued operations – net of tax	$(12.6)	$—	$—

The loss on disposition of discontinued operations includes  $16.9 million of pre-tax costs incurred related to the disposition of the Company’s Mining business and a  $2.6 million pre-tax loss related to the disposition of its construction trailer operations.

The following table provides the amounts of assets and liabilities reported in discontinued operations in the Consolidated Balance Sheet (in millions):

	December 31,
	2009	2008
Cash and cash equivalents	$41.7	$34.0
Trade receivables, net	161.3	184.7
Inventories	479.3	599.6
Other current assets	41.0	77.8
Current assets – discontinued operations	$723.3	$896.1

Property, plant and equipment - net	$67.4	$73.1
Goodwill	70.6	70.7
Other assets	71.6	68.2
Long-term assets – discontinued operations	$209.6	$212.0

Trade accounts payable	$104.8	$229.5
Accrued compensation and benefits	23.3	27.8
Accrued warranties and product liability	38.8	35.1
Customer advances	7.6	74.5
Other current liabilities	83.0	54.2
Current liabilities – discontinued operations	$257.5	$421.1

Non –current liabilities – discontinued operations	$143.8	$128.6

The following table provides the amounts of cash and cash equivalents as presented in the Consolidated Statement of Cash Flows:

	2009	2008	2007
Cash and cash equivalents:
Cash and cash equivalents – continuing operations	$929.5	$450.4	$1,224.1
Cash and cash equivalents – discontinued operations	41.7	34.0	48.3
Total cash and cash equivalents	$971.2	$484.4	$1,272.4

As a condition of the sales of the Company’s Mining business to Bucyrus and the Atlas business to Atlas Maschinen, the parties have entered into transition services agreements.  The agreements require Terex to provide the respective counterparties to the transactions with certain general and administrative functions and the use of certain business related assets for a period after the close of the sale in exchange for a fee.

EARNINGS PER SHARE	12 Months Ended
Dec. 31, 2009
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
EARNINGS PER SHARE

NOTE E — EARNINGS PER SHARE

	(in millions, except per share data)
	2009	2008	2007
Net (loss) income from continuing operations attributable to Terex Corporation common stockholders	$(407.5)	$(78.5)	$522.3
Income from discontinued operations-net of tax	21.7	150.4	91.6
Loss on disposition of discontinued operations-net of tax	(12.6)	—	—
Net (loss) income attributable to Terex Corporation	$(398.4)	$71.9	$613.9

Basic shares:
Weighted average shares outstanding	102.6	98.1	102.4

Earnings per share - basic:
(Loss) income from continuing operations	$(3.97)	$(0.80)	$5.10
Income from discontinued operations-net of tax	0.21	1.53	0.90
Loss on disposition of discontinued operations-net of tax	(0.12)	—	—
Net (loss) income attributable to Terex Corporation	$(3.88)	$0.73	$6.00

Diluted shares:
Weighted average shares outstanding	102.6	98.1	102.4
Effect of dilutive securities:
Stock options and restricted stock awards	—	—	2.5

Diluted weighted average shares outstanding	102.6	98.1	104.9

Earnings per share - diluted:
(Loss) income from continuing operations	$(3.97)	$(0.80)	$4.98
Income from discontinued operations-net of tax	0. 21	1.53	0.87
Loss on disposition of discontinued operations-net of tax	(0.12)	—	—
Net (loss) income attributable to Terex Corporation	$(3.88)	$0.73	$5.85

The following table provides information to reconcile amounts reported on the Consolidated Statement of Income to amounts used to calculate earnings per share attributable to Terex Corporation common stockholders (in millions):

Noncontrolling Interest Attributable to Common Stockholders

Attribution of noncontrolling interest:	2009	2008	2007
(Loss) income from continuing operations	$(1.1)	$(3.8)	$(5.3)
Income from discontinued operations	(1.2)	0.1	1.0
Loss from disposition of discontinued operations	—	—	—
Total noncontrolling interest (income) loss	$(2.3)	$(3.7)	$(4.3)

Reconciliation of amounts attributable to common stockholders:	2009	2008	2007
(Loss) income from continuing operations - as reported	$(406.4)	$(74.7)	$527.6
Less: Noncontrolling interest attributed to (loss) income from continuing operations	(1.1)	(3.8)	(5.3)
(Loss) income from continuing operations attributable to common stockholders	$(407.5)	$(78.5)	$522.3

Options to purchase 522 thousand and 178 thousand shares of Common Stock were outstanding during 2009 and 2008 respectively, but were not included in the computation of diluted shares as the exercise price of these awards exceeded the average market price for the period and the effect would have been anti-dilutive.  There were no anti-dilutive stock options during 2007.  Restricted stock awards of 64 thousand, 463 thousand and 7 thousand were outstanding during 2009, 2008 and 2007, respectively, but were not included in the computation of diluted shares because the effect would be anti-dilutive or because performance targets were not yet achieved for awards contingent upon performance.  ASC 260, “Earnings per Share” requires that employee stock options and non-vested restricted shares granted by the Company be treated as potential common shares outstanding in computing diluted earnings per share.  Under the treasury stock method, the amount the employee must pay for exercising stock options, the amount of compensation cost for future services that the Company has not yet recognized and the amount of tax benefits that would be recorded in additional paid-in capital when the award becomes deductible are assumed to be used to repurchase shares.  The Company includes the impact of pro forma deferred tax assets in determining the amount of tax benefits for potential windfalls and shortfalls (the differences between tax deductions and book expense) in this calculation.

The 4% Convertible Notes described in Note N — “Long-Term Obligations,” are dilutive to the extent that the volume-weighted average price of the Common Stock from the date of issuance of the 4% Convertible Notes through December 31, 2009 was greater than  $16.25 per share. The number of shares that were contingently issuable for the 4% Convertible Notes as of December 31, 2009 was 1.0 million, but were not included in the computation of diluted shares because the effect would have been anti-dilutive.

INVENTORIES	12 Months Ended
Dec. 31, 2009
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
INVENTORIES

NOTE F — INVENTORIES

Inventories consist of the following (in millions):

	December 31,
	2009	2008
Finished equipment	$388.6	$574.2
Replacement parts	216.5	244.5
Work-in-process	342.4	286.4
Raw materials and supplies	396.4	530.0
Inventories	$1,343.9	$1,635.1

At December 31, 2009 and 2008, the Company had inventory reserves of  $110.8 million and  $83.9 million, respectively, for LCM, excess and obsolete inventory.

PROPERTY, PLANT AND EQUIPMENT	12 Months Ended
Dec. 31, 2009
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
PROPERTY, PLANT AND EQUIPMENT

NOTE G — PROPERTY, PLANT AND EQUIPMENT

Property, plant and equipment consist of the following (in millions):

	December 31,
	2009	2008
Property	$90.5	$49.4
Plant	293.9	177.3
Equipment	529.0	428.0
	913.4	654.7
Less: Accumulated depreciation	(308.4)	(246.3)
Net property, plant and equipment	$605.0	$408.4

EQUIPMENT SUBJECT TO OPERATING LEASES	12 Months Ended
Dec. 31, 2009
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
EQUIPMENT SUBJECT TO OPERATING LEASES

NOTE H — EQUIPMENT SUBJECT TO OPERATING LEASES

Operating leases arise from leasing the Company’s products to customers.  Initial noncancellable lease terms typically range up to 84 months.  The net book value of equipment subject to operating leases was approximately  $62 million and  $71 million (net of accumulated depreciation of approximately  $34 million and  $29 million) at December 31, 2009 and 2008, respectively, and is included in Other assets on the Company’s Consolidated Balance Sheet.  The equipment is depreciated on a straight-line basis over its estimated useful life.

Future minimum lease payments to be received under noncancellable operating leases with lease terms in excess of one year are as follows (in millions):

Years ending December 31,
2010	$4.1
2011	3.8
2012	2.9
2013	1.3
2014	1.0
Thereafter	0.1
$13.2

The Company received approximately  $7 million and  $3 million of rental income from assets subject to operating leases with lease terms greater than one year during 2009 and 2008, respectively, none of which represented contingent rental payments.

ACQUISITIONS	12 Months Ended
Dec. 31, 2009
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
ACQUISITIONS

NOTE I — ACQUISITIONS

2009 Acquisitions

On July 23, 2009, the Company acquired the Port Equipment Business from Fantuzzi Industries S.a.r.l for approximately  $126 million, comprised of approximately  $71 million of public indebtedness, approximately  $45 million of net payables assumed from the seller and approximately  $10 million of net cash payments, which included approximately  $69 million of cash that the Port Equipment Business had on the date of acquisition  Financial arrangements were made with existing financial creditors of the Port Equipment Business to provide the Company with long-term financing on favorable terms for substantially the entire acquisition price.  The results of the Port Equipment Business are included in the Cranes segment from the date of acquisition.  Terex Port Equipment designs, manufactures and services port equipment with manufacturing facilities in Italy, Germany and China, as well as sales and service branches around the world.  This acquisition helps diversify the Company’s Cranes business and expands the product offering of the Cranes segment to the container transport industry beyond its current stacker product line.

Although the acquisition of Terex Port Equipment was not material to the Consolidated Statement of Income of the Company, given the relative significance of the total assets and liabilities acquired, the following table provides information summarizing the fair values of the assets acquired and liabilities assumed at July 23, 2009, the date of acquisition (in millions):

At July 23, 2009:

Current assets	$326.8
Property, plant and equipment	198.3
Intangible assets	25.1
Goodwill	105.1
Other assets	67.6
Total assets acquired	722.9
Current liabilities	391.5
Non-current liabilities	126.1
Total liabilities assumed	517.6
Noncontrolling interest	9.7
Net assets acquired	$195.6

Of the approximately  $25 million of acquired intangible assets, approximately  $10 million was assigned to customer relationships with useful lives of 2-13 years, approximately  $3 million was assigned to patents with average useful lives of 5 years, approximately  $3 million was assigned to trademarks and trade names with average useful lives of 5 years and approximately  $9 million was assigned to land use rights in China with a remaining useful life of 46 years.

Goodwill of  $86.6 million was initially recognized on the date of acquisition and purchase accounting adjustments of  $18.5 million were recorded through December 31, 2009, primarily related to adjustments to inventory, customer relationships, patents and deferred taxes.  Had the adjustments for the fair value of the assets acquired been recorded on the date of acquisition, depreciation and amortization expense for the three and nine months ended September 30, 2009 would have decreased by  $0.3 million.  None of the goodwill assigned to Terex Port Equipment is expected to be deductible for tax purposes.

The Company recorded expenses of  $9.1 million in other income (expense) — net for acquisition related costs for the year ended December 31, 2009 in the Consolidated Statement of Income.

2008 Acquisitions

On February 26, 2008, the Company acquired approximately 98% of the outstanding common stock of ASV through a tender offer.  This was followed by a merger that was completed on March 3, 2008, pursuant to which the Company acquired all of the remaining outstanding common stock of ASV.  The results of ASV are included in the Construction segment from the date of acquisition.  Headquartered in Grand Rapids, Minnesota, ASV is a manufacturer of compact rubber track loaders and related accessories, undercarriages and traction products.  The acquisition enhances the Company’s product line for smaller construction equipment and provides opportunities for expanding the customer base of ASV and the Company.  The Company intends to expand ASV product sales outside the U.S.

The aggregate purchase price for ASV was approximately  $457 million, net of cash acquired.  The Company issued 24 thousand restricted shares of the Company’s Common Stock valued at  $1.7 million, of which  $0.8 million was allocated to the purchase price and the remaining  $0.9 million will be recorded as expense for the Company over the remaining service period.  On the date of acquisition, ASV had approximately  $47 million in cash.

Although the acquisition of ASV was not material to the Company, given the relative significance of the goodwill originally recorded, the following table provides information summarizing the fair values of the assets acquired and liabilities assumed at February 26, 2008, the date of acquisition (in millions):

Current assets	$164
Property, plant and equipment – net	31
Intangible assets	106
Goodwill	254
Other assets	8
Total assets acquired	563
Current liabilities	21
Non-current liabilities	38
Total liabilities assumed	59
Net assets acquired	$504

Of the approximately  $106 million of acquired intangible assets, approximately  $74 million was assigned to customer relationships with useful lives of 10-15 years, approximately  $30 million to patents with useful lives of 10-19 years and approximately  $2 million was assigned to trademarks and trade names with useful lives of 5 years.

Goodwill of  $295 million was initially recognized on the date of acquisition and purchase accounting adjustments of  $41 million were recorded through September 30, 2008, primarily related to adjustments to customer relationships, patents and deferred taxes.  Goodwill of approximately  $254 million represented the excess of the purchase price over the fair values of net assets acquired, as determined at that time.  None of the goodwill assigned to ASV was expected to be deductible for tax purposes.  As a result of the annual impairment test for goodwill performed as of October 1, 2008, all of the goodwill recorded for ASV was deemed impaired.  See Note J — “Goodwill.”

The Company also completed smaller acquisitions during 2008 in the Aerial Work Platforms and Construction segments that, taken together, had an aggregate purchase price of less than  $30 million.  These acquisitions did not have a material impact on the Company’s financial results either individually or in the aggregate.

GOODWILL	12 Months Ended
Dec. 31, 2009
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
GOODWILL

NOTE J - GOODWILL

Goodwill, representing the difference between the total purchase price and the fair value of assets (tangible and intangible) and liabilities at the date of acquisition, is reviewed for impairment annually, and more frequently as circumstances warrant, and is written down only in the period in which the recorded value of such assets exceed their fair value.  The Company performed its most recent annual review of the carrying value of its goodwill, as required by ASC 350, as of October 1, 2009.  There were no indicators of goodwill impairment in the tests performed as of October 1, 2009 and 2007.  As a result of the Company’s annual impairment test performed as of October 1, 2008, the Company’s Construction and AWP segments recorded non-cash charges totaling  $417.1 million and  $42.8 million, respectively, to reflect impairment of all of the goodwill in the Construction segment and all of the goodwill originally in the utilities reporting unit which is now part of the AWP segment.  As part of the Company’s impairment analysis for its reporting units, management determined the fair value of each of its reporting units based on estimates of their respective future cash flows.  The fair value of certain reporting units reflected reductions in the estimated future cash flows of the reporting units based on lower expectations for growth and profitability resulting primarily from the downturn in the economy.  In comparing the Company’s market capitalization to the sum of the fair value of the reporting units, an implied control premium was applied based on a review of comparable transactions within the industries the Company operates.  A control premium represents the value an investor would pay above minority interest transaction prices in order to obtain a controlling interest in the respective company.  For the reporting units where the fair value of the reporting units was below their respective carrying amounts including goodwill, the implied fair value of the reporting units’ goodwill was compared to the actual carrying amounts of goodwill to determine the amount of the impairment charge.  The impairment charges were included in Goodwill impairment in the Consolidated Statement of Income for the year ended December 31, 2008.

An analysis of changes in the Company’s goodwill by business segment is as follows (in millions):

	Aerial Work Platforms	Construction	Cranes	Materials Processing	Total
Balance at December 31, 2007, gross	$139.3	$185.8	$116.0	$246.1	$687.2
Accumulated impairment	—	(21.1)	—	(23.2)	(44.3)
Balance at December 31, 2007, net	139.3	164.7	116.0	222.9	642.9

Acquisitions	5.1	259.6	—	1.4	266.1
Impairment	(42.8)	(417.1)	—	—	(459.9)
Reclassifications and adjustments (1)	7.2	5.9	0.3	(10.5)	2.9
Foreign exchange effect and other	(1.4)	(13.1)	(1.6)	(49.6)	(65.7)

Balance at December 31, 2008, gross	150.2	438.2	114.7	187.4	890.5
Accumulated impairment	(42.8)	(438.2)	—	(23.2)	(504.2)
Balance at December 31, 2008, net	107.4	—	114.7	164.2	386.3

Acquisitions (2)	—	0.6	105.1	—	105.7
Foreign exchange effect and other (2)	0.5	(0.6)	4.3	14.9	19.1

Balance at December 31, 2009, gross	150.7	438.8	224.1	202.3	1,015.9
Accumulated impairment	(42.8)	(438.8)	—	(23.2)	(504.8)
Balance at December 31, 2009, net	$107.9	$—	$224.1	$179.1	$511.1

(1)         Revisions of tax amounts established in purchase accounting resulted in balance sheet reclassifications and an insignificant increase to Other income (expense) of  $1.8 million for year ended December 31, 2008.  Additionally, a ruling in a certain tax jurisdiction resulted in a decrease in non-current deferred tax assets of  $1.1 million related to a change in the expected realization of certain pre-acquisition net operating loss carry forwards.

(2)         Included in the Construction segment is an adjustment of  $0.6 million related to an earn-out from a prior acquisition, which was also impaired.

DERIVATIVE FINANCIAL INSTRUMENTS	12 Months Ended
Dec. 31, 2009
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DERIVATIVE FINANCIAL INSTRUMENTS

NOTE K — DERIVATIVE FINANCIAL INSTRUMENTS

The Company enters into two types of derivatives: hedges of fair value exposures and hedges of cash flow exposures.  Fair value exposures relate to recognized assets or liabilities and firm commitments, while cash flow exposures relate to the variability of future cash flows associated with recognized assets or liabilities or forecasted transactions.

The Company operates internationally, with manufacturing and sales facilities in various locations around the world, and uses certain financial instruments to manage its foreign currency, interest rate and fair value exposures.  To qualify a derivative as a hedge at inception and throughout the hedge period, the Company formally documents the nature and relationships between hedging instruments and hedged items, as well as its risk-management objectives, strategies for undertaking various hedge transactions and method of assessing hedge effectiveness.  Additionally, for hedges of forecasted transactions, the significant characteristics and expected terms of a forecasted transaction must be specifically identified, and it must be probable that each forecasted transaction will occur.  If it is deemed probable that the forecasted transaction will not occur, the gain or loss is recognized in current earnings.  Financial instruments qualifying for hedge accounting must maintain a specified level of effectiveness between the hedging instrument and the item being hedged, both at inception and throughout the hedged period.  The Company does not engage in trading or other speculative use of financial instruments.

The Company has used and may use forward contracts and options to mitigate its exposure to changes in foreign currency exchange rates on third party and intercompany forecasted transactions.  The primary currencies to which the Company is exposed are the Euro and British Pound.  The effective portion of unrealized gains and losses associated with forward contracts are deferred as a component of Accumulated other comprehensive income until the underlying hedged transactions are reported in the Company’s Consolidated Statement of Income.  The Company uses interest rate swaps to mitigate its exposure to changes in interest rates related to fair value changes of fixed rate debt.  Primary exposure includes movements in the London Interbank Offer Rate (“LIBOR”).

Changes in the fair value of derivatives designated as fair value hedges are recognized in earnings as offsets to changes in fair value of exposures being hedged.  The change in fair value of derivatives designated as cash flow hedges are deferred in Accumulated other comprehensive income and are recognized in earnings as hedged transactions occur.  Transactions deemed ineffective are recognized in earnings immediately.

In the Consolidated Statement of Income, the Company records hedging activity related to debt instruments in interest expense and hedging activity related to foreign currency in the accounts for which the hedged items are recorded.  On the Consolidated Statement of Cash Flows, the Company records cash flows from hedging activities in the same manner as it records the underlying item being hedged.

In November 2007, the Company entered into an interest rate swap agreement that converted a fixed rate interest payment into a variable rate interest payment.  At December 31, 2009, the Company had  $400.0 million notional amount of this interest rate swap agreement outstanding, which matures in 2017.  The fair market value of this swap at December 31, 2009 and 2008 was a gain of  $30.2 million and  $56.4 million, respectively, which are recorded in Other assets.

The Company had entered into a prior interest rate swap agreement that converted a fixed rate interest payment into a variable rate interest payment.  At December 31, 2006, the Company had  $200.0 million notional amount of this interest rate swap agreement outstanding, which matured in 2014.  To maintain an appropriate balance between floating and fixed rate obligations on its mix of indebtedness, the Company exited this interest rate swap agreement on January 15, 2007 and paid  $5.4 million.  This loss is recorded as an adjustment to the carrying value of the hedged debt and will be amortized through the original debt maturity date of 2014.

The Company is also a party to currency exchange forward contracts that generally mature within one year to manage its exposure to changing currency exchange rates.  At December 31, 2009, the Company had  $457.0 million of notional amount of currency exchange forward contracts outstanding, most of which mature on or before December 31, 2009.  The fair market value of these contracts at December 31, 2009 and 2008 was a net loss of  $3.3 million and  $4.4 million, respectively.  At December 31, 2009,  $325.4 million notional amount ( $5.2 million of fair value losses) of these contracts have been designated as, and are effective as, cash flow hedges of specifically identified transactions.  During 2009, 2008 and 2007, the Company recorded the change in fair value for these effective cash flow hedges to Accumulated other comprehensive income, and recognized in earnings a portion of the deferred gain or loss from Accumulated other comprehensive income as the hedged transactions occurred.

The following table provides the location and fair value amounts of derivative instruments designated as hedging instruments that are reported in the Consolidated Balance Sheet as of December 31, 2009 (in millions):

Asset Derivatives	Balance Sheet Account	Fair Value

Foreign exchange contracts	Other current assets	$8.3
Interest rate contract	Other assets	30.2
Total asset derivatives		$38.5

Liability Derivatives

Foreign exchange contracts	Other current liabilities	$11.6
Interest rate contract	Long-term debt, less current portion	27.1
Total liability derivatives		$38.7

Total Derivatives		$(0.2)

The following tables provide the effect of derivative instruments on the Consolidated Statement of Income and Other comprehensive income (loss) (“OCI”) for the year ended December 31, 2009 (in millions):

Gain Recognized on Derivatives in Income:

Fair Value Derivatives	Location	Year ended December 31, 2009
Interest rate contract	Interest expense	$16.7

Loss Recognized on Derivatives in OCI:

Cash Flow Derivatives	Year ended December 31, 2009
Foreign exchange contracts	$(2.4)

Gain or (Loss) Reclassified from Accumulated OCI into Income (Effective):

Account	Year ended December 31, 2009
Cost of goods sold	$10.9
Other income (expense)	(13.1)
Total	$(2.2)

Gain Recognized on Derivatives (Ineffective) in Income:

Account	Year ended December 31, 2009
Other income (expense)	$8.5

Counterparties to the Company’s interest rate swap agreement and currency exchange forward contracts are major financial institutions with credit ratings of investment grade or better and no collateral is required.  There are no significant risk concentrations.  Management continues to monitor counterparty risk and believes the risk of incurring losses on derivative contracts related to credit risk is unlikely and any losses would be immaterial.

Unrealized net gains (losses) included in Accumulated Other Comprehensive Income are as follows (in millions):

	Year Ended December 31,
	2009	2008	2007
Balance at beginning of period	$(1.0)	$(5.0)	$1.0
Additional (losses) gains	(15.7)	17.6	(4.3)
Amounts reclassified to earnings	13.1	(13.6)	(1.7)
Balance at end of period	$(3.6)	$(1.0)	$(5.0)

The estimated amount of existing net losses for derivative contracts in Accumulated other comprehensive income as of December 31, 2009 that are expected to be reclassified into earnings during the year ending December 31, 2010 is  $3.6 million.

FAIR VALUE MEASUREMENTS	12 Months Ended
Dec. 31, 2009
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FAIR VALUE MEASUREMENTS

NOTE L — FAIR VALUE MEASUREMENTS

Assets and liabilities measured at fair value on a recurring basis under the provisions of ASC 820, “Fair Value Measurements and Disclosures” (“ASC 820”) included interest rate swap and foreign currency forward contracts discussed in Note K - “Derivative Financial Instruments.”  These contracts are valued using a market approach, which uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities  ASC 820 establishes a fair value hierarchy for those instruments measured at fair value that distinguishes between assumptions based on market data (observable inputs) and the Company’s assumptions (unobservable inputs).  The hierarchy consists of three levels:

Level 1 - Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 - Quoted prices in markets that are not active, or inputs which are observable, either directly or indirectly, for substantially the full term of the asset or liability; and

Level 3 - Prices or valuation techniques that require inputs that are both significant to the fair value measurement and unobservable (e.g., supported by little or no market activity).

Determining which category an asset or liability falls within this hierarchy requires judgment.  The Company evaluates its hierarchy disclosures each quarter.  As discussed in Note K - “Derivative Financial Instruments,” the Company has two types of derivative instruments that it records at fair value on a recurring basis, the interest rate swap and foreign exchange contracts.  The interest rate swap is categorized under Level 2 of the hierarchy above and is recorded at December 31, 2009 and 2008 as an asset of  $30.2 million and  $56.4 million, respectively.  The foreign exchange contracts are categorized under Level 1 of the hierarchy above and are recorded at December 31, 2009 and 2008 as a liability of  $5.2 million and  $2.3 million.  The fair value of the interest rate swap agreement is based on LIBOR yield curves at the reporting date.  The fair values of the foreign exchange forward contracts are based on quoted forward foreign exchange prices at the reporting date.

RESTRUCTURING AND OTHER CHARGES	12 Months Ended
Dec. 31, 2009
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
RESTRUCTURING AND OTHER CHARGES

NOTE M — RESTRUCTURING AND OTHER CHARGES

The Company continually evaluates its cost structure to be appropriately positioned to respond to changing market conditions.  Given recent economic trends, in 2008 and 2009, the Company initiated certain restructuring programs across all segments to better utilize its workforce and optimize facility utilization to match the decreased demand for its products.

The workforce restructuring activities reduced the number of team members at all levels and caused the Company to incur costs for employee termination benefits related to the headcount reductions.  The majority of the headcount reductions in the Construction segment occurred in Europe where there is generally a higher cost associated with such reductions.  The existing reserve balance as of December 31, 2009 for the workforce restructuring activities is expected to be paid primarily in the first six months of 2010.  Certain temporary workforce reduction activities such as short workweeks incur costs, which are not termination benefits, but are compensation costs without a service benefit provided by the team member.  These costs do not vest or accumulate and are expensed as incurred.

The following table provides information by segment of the number of team members reduced during the year ended December 31, 2009, the amount of expense incurred during the year ended December 31 and cumulatively and the total amount expected to be incurred (in millions, except headcount):

	Number of headcount reductions	Amount incurred during the year ended December 31, 2009	Cumulative amount incurred through December 31, 2009	Total amount expected to be incurred
Aerial Work Platforms	1,491	$13.8	$23.1	$23.5
Construction	933	28.0	35.0	45.2
Cranes	345	4.2	4.4	5.9
Materials Processing	299	7.0	7.6	14.9
Corporate and Other	57	2.2	2.7	2.7
Total	3,125	$55.2	$72.8	$92.2

The Company implemented restructuring activities at certain facilities in its AWP segment to better utilize manufacturing capacity.  The Company is relocating telehandler production from Baraga, Michigan to its Moses Lake, Washington facility.  This restructuring is expected to cost  $2.2 million and result in reductions of approximately 86 team members.  Costs of  $0.7 million were charged to Cost of goods sold (“COGS”) and  $1.1 million were charged to Selling, general and administrative expense (“SG&A”) in the year ended December 31, 2009 for this program and it is expected to be completed by the end of the first quarter of 2010.

To reduce the cost structure and improve efficiencies in its European operations in the AWP segment, the Company centralized logistics and distribution to a single location in the Netherlands.  This program resulted in headcount reductions of approximately 71 team members and was completed by December 31, 2009.  Program costs of  $3.3 million were charged to COGS in the year ended December 31, 2009.  Costs of  $0.6 million were charged to SG&A in the year ended December 31, 2009 for this program.

To optimize facility utilization, the Company established a restructuring program to move its crushing and screening manufacturing business from Cedarapids, Iowa within the Materials Processing segment to other facilities in North America. Engineering, sales and service functions for materials processing equipment currently made at the plant will be retained at the facility for the near future.  The program is expected to cost  $4.0 million, result in headcount reductions of approximately 186 team members and be completed by the end of the second quarter of 2010.  Costs of  $1.1 million were charged to COGS and  $0.4 million were charged to SG&A in the year ended December 31, 2009 for this program.

The Company established a restructuring program within the Materials Processing segment to realize cost synergies and support its joint brand strategy by consolidating certain of its crushing equipment manufacturing businesses.  This program will result in the relocation of its Pegson operations in Coalville, United Kingdom to Omagh, Northern Ireland. The global design center for crushing equipment will be retained at Coalville for the near future.  The program is expected to cost  $8.5 million, result in headcount reductions of approximately 215 team members and be completed by the end of the first quarter of 2010.  Program costs of  $1.5 million were charged to COGS in the year ended December 31, 2009.  Costs of  $3.0 million were charged to SG&A in the year ended December 31, 2009 for this program.

The following table provides a roll forward of the restructuring reserve by type of restructuring activity for the year ended December 31, 2009 (in millions):

	Employee Termination Costs	Facility Exit Costs	Asset Disposal and Other Costs	Total
Restructuring reserve at December 31, 2008	$8.5	$0.3	$—	$8.8
Restructuring charges	44.0	2.5	1.8	48.3
Cash expenditures	(34.0)	(1.0)	(0.1)	(35.1)
Restructuring reserve at December 31, 2009	$18.5	$1.8	$1.7	$22.0

Amount incurred in the year ended December 31, 2009	$48.1	$3.8	$3.3	$55.2
Cumulative amount incurred through December 31, 2009	$63.1	$4.4	$5.3	$72.8
Total amount expected to be incurred	$78.8	$7.0	$6.4	$92.2

In the aggregate, the restructuring charges described above incurred during the years ended December 31, 2009 and 2008 were included in COGS ( $28.4 million and  $10.2 million) and SG&A ( $26.8 million and  $7.3 million), respectively.  Included in the restructuring costs are  $1.5 million of asset impairments.

LONG-TERM OBLIGATIONS	12 Months Ended
Dec. 31, 2009
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
LONG-TERM OBLIGATIONS

NOTE N — LONG-TERM OBLIGATIONS

Long-term debt is summarized as follows (in millions):

	December 31,
	2009	2008
10-7/8% Senior Notes due June 1, 2016	$293.5	$—
4% Convertible Senior Subordinated Notes due June 1, 2015	122.1	—
7-3/8% Senior Subordinated Notes due January 15, 2014	298.9	298.7
8% Senior Subordinated Notes due November 15, 2017	800.0	800.0
2006 Credit Agreement - term debt	272.0	195.0
2006 Credit Agreement - revolving credit facility	—	35.0
Notes payable	6.6	8.6
Capital lease obligations	5.0	6.5
Other	168.3	91.7
Total debt	1,966.4	1,435.5
Less: Notes payable and current portion of long-term debt	(73.7)	(39.1)
Long-term debt, less current portion	$1,892.7	$1,396.4

2006 Credit Agreement

On July 14, 2006, the Company and certain of its subsidiaries entered into a Credit Agreement (the “2006 Credit Agreement”) with the lenders party thereto (the “Lenders”) and Credit Suisse, as administrative and collateral agent.  The 2006 Credit Agreement provides the Company with a revolving line of credit of up to  $550 million available through July 14, 2012 and term debt of  $272.0 million that will mature on July 14, 2013.  The revolving line of credit consists of  $350 million of domestic revolving loans and  $200 million of multicurrency revolving loans.  The 2006 Credit Agreement also originally provided for incremental loan commitments of up to  $300 million, which may be extended at the option of the Lenders or other lenders, subject to the approval of the administrative agent, in the form of revolving credit loans, term loans or a combination of both.  As discussed below, the Company drew  $136.5 million in incremental term loans under this commitment during the year ended December 31, 2009, leaving up to  $163.5 million available.  The 2006 Credit Agreement was amended on January 11, 2008, February 24, 2009, June 3, 2009 and January 15, 2010.

Pursuant to the January 15 amendment, the Company is permitted to (i) acquire shares of common stock of Bucyrus in connection with the disposition of its Mining business and (ii) enter into hedging agreements for the purpose of managing risk as a result of its investment in Bucyrus stock.  In accordance with this amendment, Terex Mining Australia Pty Ltd has been replaced as the Australian borrower by Terex Lifting Australia Pty Ltd.

Pursuant to the June 2009 amendment, the Company reduced its domestic revolving credit commitments under the 2006 Credit Agreement by  $150 million, prepaid  $58.4 million principal amount of its term loans thereunder, and increased the interest rates charged thereunder.  The amendment also eliminated certain existing financial covenants dealing with the Company’s consolidated leverage ratio and consolidated fixed charge coverage ratio, and instead will require the Company to maintain liquidity of not less than  $250 million on the last day of each fiscal quarter through June 30, 2011, and thereafter maintain a specified senior secured debt leverage ratio.  Liquidity is defined as Cash and cash equivalents plus availability under the 2006 Credit Agreement.  Pursuant to the amendment, the Company added flexibility in various restrictive covenants and agreed to provide certain collateral to secure the Company’s obligations under the 2006 Credit Agreement.  Additionally under the amendment, at any time on or prior to June 30, 2011, if the Company’s consolidated leverage ratio (as defined in the 2006 Credit Agreement) is greater than 2.50 to 1.00, the Company will be prohibited from repurchasing shares of its Common Stock, paying dividends or redeeming debt except with the proceeds of equity offerings and other than regularly scheduled payments of debt and debt under the 2006 Credit Agreement and incurring additional debt.  The amendment also included certain other technical changes.

The Company recorded a charge of  $3.3 million to recognize a loss on the write-off of unamortized debt acquisition costs for the June 2009 amendment and for debt acquisition costs incurred in connection with the prepayment of existing term loans.

In connection with the acquisition of the Port Equipment Business, on July 22, 2009, the Company entered into an Incremental Term Loan Assumption Agreement (the “JPM Incremental Agreement”) with J.P. Morgan Chase International Financing Limited and on July 23, 2009, the Company entered into an Incremental Term Loan Assumption Agreement (the “Additional Incremental Agreement”) with certain of the Port Equipment Business lenders, both under the Company’s existing credit facility.  Pursuant to the JPM Incremental Agreement, the Company borrowed  $66.2 million, which will bear interest at a rate of LIBOR plus 3.75% and mature on July 14, 2013.  Pursuant to the Additional Incremental Agreement, the Company borrowed  $70.3 million, which will bear interest at a rate of LIBOR plus 3.75% and mature on July 14, 2013.  The net proceeds of both incremental term loans are being used for general corporate purposes.

As of December 31, 2009 and 2008, the Company had  $272.0 million and  $195.0 million, respectively, of term loans outstanding under the 2006 Credit Agreement.  Term loans under the 2006 Credit Agreement bear interest at a rate of LIBOR plus 3.75% and LIBOR plus 1.75% at December 31, 2009 and 2008, respectively.  The weighted average interest rate on the term loans under the 2006 Credit Agreement at December 31, 2009 and 2008 was 4.00% and 6.58%, respectively.

As of December 31, 2008, the Company had a balance of  $35.0 million outstanding under the revolving credit component of the 2006 Credit Agreement.  The weighted average interest rate on the outstanding portion of the 2006 Credit Agreement revolving credit component was 3.25% at December 31, 2008.  The Company had no revolving credit amount outstanding as of December 31, 2009.

The 2006 Credit Agreement incorporates facilities for issuance of letters of credit up to  $250 million.  Letters of credit issued under the 2006 Credit Agreement letter of credit facility decrease availability under the  $550 million revolving line of credit.  As of December 31, 2009 and 2008, the Company had letters of credit issued under the 2006 Credit Agreement that totaled  $68.9 million and  $82.2 million, respectively.  The 2006 Credit Agreement also permits the Company to have additional letter of credit facilities up to  $100 million, and letters of credit issued under such additional facilities do not decrease availability under the revolving line of credit.  As of December 31, 2009 and 2008, the Company had letters of credit issued under the additional letter of credit facilities of the 2006 Credit Agreement that totaled  $10.8 million and  $13.9 million, respectively.  The Company also has bilateral arrangements to issue letters of credit with various other financial institutions.  These additional letters of credit do not reduce the Company’s availability under the 2006 Credit Agreement.  The Company had letters of credit issued under these additional arrangements of  $152.7 million and  $59.2 million as of December 31, 2009 and 2008, respectively.  As a result of the acquisition of the Port Equipment Business, letters of credit increased by  $84.6 million under these additional arrangements as of December 31, 2009.  In total, as of December 31, 2009 and 2008, the Company had letters of credit outstanding of  $232.4 million and  $155.3 million, respectively.

The 2006 Credit Agreement requires the Company to comply with a number of covenants.  These covenants require the Company to meet certain financial tests, namely (a) to maintain liquidity (as defined in the 2006 Credit Agreement) of not less than  $250 million on the last day of each fiscal quarter through June 30, 2011, and (b) thereafter, to maintain a senior secured debt leverage ratio (as defined in the 2006 Credit Agreement) not in excess of 3.50 to 1.00 at the end of each fiscal quarter, with the ratio declining to 3.00 to 1.00 effective October 1, 2012 and 2.50 to 1.00 effective October 1, 2013.  The covenants also limit, in certain circumstances, the Company’s ability to take a variety of actions, including:  incur indebtedness; create or maintain liens on its property or assets; make investments, loans and advances; engage in acquisitions, mergers, consolidations and asset sales; and pay dividends and distributions, including share repurchases.  The 2006 Credit Agreement also contains customary events of default.  The Company’s future compliance with its financial covenants under the 2006 Credit Agreement will depend on its ability to generate earnings and manage its assets effectively.  The 2006 Credit Agreement also has various non-financial covenants, both requiring the Company to refrain from taking certain future actions (as described above) and requiring the Company to take certain actions, such as keeping in good standing its corporate existence, maintaining insurance, and providing its bank lending group with financial information on a timely basis.

The Company currently is subject to certain restrictions under the 2006 Credit Agreement with respect to its uses of cash, including limitations in making acquisitions, repurchasing shares of its Common Stock, paying dividends, redeeming debt except with the proceeds of equity offerings and other than regularly scheduled payments of debt and debt under the 2006 Credit Agreement and incurring additional debt.

The Company and certain of its subsidiaries agreed to take certain actions to secure borrowings under the 2006 Credit Agreement.  As a result, the Company and certain of its subsidiaries entered into an Amended and Restated Guarantee and Collateral Agreement with Credit Suisse, as collateral agent for the Lenders, granting security to the Lenders for amounts borrowed under the 2006 Credit Agreement.  The Company is required to (a) pledge as collateral the capital stock of the Company’s material domestic subsidiaries and 65% of the capital stock of certain of the Company’s material foreign subsidiaries, and (b) provide a first priority security interest in, and mortgages on, substantially all of the Company’s domestic assets.

10-7/8% Senior Notes

On June 3, 2009, the Company sold and issued  $300 million aggregate principal amount of 10-7/8% Senior Notes Due 2016 sold at 97.633% (“10-7/8% Notes”).  The Company used a portion of the approximately  $293 million proceeds from the offering of the 10-7/8% Notes, together with a portion of the proceeds from the 4% Convertible Notes discussed below, to prepay a portion of its term loans under the 2006 Credit Agreement and to pay off the outstanding balance under the revolving credit component of the 2006 Credit Agreement.  The 10-7/8% Notes are not currently guaranteed by any of the Company’s subsidiaries, but under specified limited circumstances, along with the 4% Convertible Notes and the 8% Senior Subordinated Notes Due 2017 (“8% Notes”), could be guaranteed by certain domestic subsidiaries of the Company in the future.  The 10-7/8% Notes are redeemable by the Company beginning in June 2013 at an initial redemption price of 105.438% of principal amount.

4% Convertible Senior Subordinated Notes

On June 3, 2009, the Company sold and issued  $172.5 million aggregate principal amount of 4% Convertible Notes.  In certain circumstances and during certain periods, the 4% Convertible Notes will be convertible at an initial conversion rate of 61.5385 shares of Common Stock per  $1,000 principal amount of convertible notes, equivalent to an initial conversion price of approximately  $16.25 per share of Common Stock, subject to adjustment in some events.  Upon conversion, Terex will deliver cash up to the aggregate principal amount of the 4% Convertible Notes to be converted and shares of Common Stock with respect to the remainder, if any, of Terex’s convertible obligation in excess of the aggregate principal amount of the 4% Convertible Notes being converted.  The 4% Convertible Notes are not currently guaranteed by any of the Company’s subsidiaries, but under specified limited circumstances, along with the 10-7/8% Notes and 8% Senior Subordinated Notes, could be guaranteed by certain domestic subsidiaries of the Company in the future.

The Company, as issuer of the 4% Convertible Notes, must separately account for the liability and equity components of the 4% Convertible Notes in a manner that reflects the Company’s nonconvertible debt borrowing rate at the date of issuance when interest cost is recognized in subsequent periods.  The Company allocated  $54.3 million of the  $172.5 million principal amount of the 4% Convertible Notes to the equity component, which represents a discount to the debt and will be amortized into interest expense using the effective interest method through June 2015.  The Company recorded a related deferred tax liability of  $19.4 million on the equity component.  The balance of the 4% Convertible Notes was  $122.1 million at December 31, 2009.  Accordingly, the Company’s effective interest rate on the 4% Convertible Notes will be 11.375%, so the Company will recognize interest expense during the twelve months ended June 2010 on the 4% Convertible Notes in an amount that approximates 11.375% of  $118.2 million, the liability component of the 4% Convertible Notes at the date of issuance.  The Company recognized interest expense of  $7.8 million on the 4% Convertible Notes for the year ended December 31, 2009.  The interest expense recognized for the 4% Convertible Notes will increase as the discount is amortized using the effective interest method, which accretes the debt balance over its term to  $172.5 million at maturity.  Interest expense on the 4% Convertible Notes throughout its term includes 4% annually of cash interest on the maturity balance of  $172.5 million plus non-cash interest expense accreted to the debt balance as described.  The 4% Convertible Notes are classified as long-term debt in the Company’s Consolidated Balance Sheet at December 31, 2009 based on their June 2015 maturity date.

8% Senior Subordinated Notes

On November 13, 2007, the Company sold and issued  $800 million aggregate principal amount of 8% Senior Subordinated Notes Due 2017 (“8% Notes”).  The 8% Notes are not currently guaranteed by any of the Company’s subsidiaries, but under specified limited circumstances could be guaranteed by certain domestic subsidiaries of the Company in the future.  The 8% Notes were issued under an indenture, dated as of July 20, 2007, and supplemental indenture, dated as of November 13, 2007, between the Company and HSBC Bank USA, National Association, as trustee.  The 8% Notes are redeemable by the Company beginning in November 2012 at an initial redemption price of 104.000% of principal amount.

7-3/8% Senior Subordinated Notes

On November 25, 2003, the Company sold and issued  $300 million aggregate principal amount of 7-3/8% Senior Subordinated Notes Due 2014 discounted to yield 7-1/2% (“7-3/8% Notes”).  The 7-3/8% Notes are jointly and severally guaranteed by certain domestic subsidiaries of the Company (see Note S - “Consolidating Financial Statements”).  The 7-3/8% Notes were issued in a private placement made in reliance upon an exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”).  During the second quarter of 2004, the outstanding unregistered 7-3/8% Notes were exchanged for 7-3/8% Notes registered under the Securities Act.  The 7-3/8% Notes are redeemable by the Company beginning in January 2009 at an initial redemption price of 103.688% of principal amount.

9-1/4% Senior Subordinated Notes

On December 17, 2001, the Company sold and issued  $200 million aggregate principal amount of 9-1/4% Senior Subordinated Notes Due 2011 (“9-1/4% Notes”).  The 9-1/4% Notes were issued in a private placement made in reliance upon an exemption from registration under the Securities Act.  During the first quarter of 2002, the outstanding unregistered 9-1/4% Notes were exchanged for 9-1/4% Notes registered under the Securities Act.  The 9-1/4% Notes were redeemable by the Company beginning in January 2007 at an initial redemption price of 104.625% of principal amount.

On January 15, 2007, the Company redeemed the outstanding  $200 million principal amount of 9-1/4% Notes. The total cash paid was  $218.5 million, and included a call premium of 4.625% as set forth in the indenture for the 9-1/4% Notes plus accrued interest of  $46.25 per  $1,000 principal amount at the redemption date.  The Company recorded pre-tax charges of  $12.5 million in the first quarter of 2007 for the call premium and accelerated amortization of debt acquisition costs as a loss on early extinguishment of debt.

The amounts in the Consolidated Statement of Income for the year ended December 31, 2007 showed  $12.5 million for loss on early extinguishment of debt while the Consolidated Statement of Cash Flows for this period showed  $3.2 million.  The  $12.5 million in the Consolidated Statement of Income include (a) cash payments of  $9.3 million for call premiums associated with the repayment of  $200 million of outstanding debt and (b)  $3.2 million of non-cash charges for accelerated amortization of debt acquisition costs associated with the outstanding debt, which together flow into the calculation of Net Income.  In preparing the Consolidated Statement of Cash Flows, the non-cash item (b) was added to Net Income to reflect cash flow appropriately.

Schedule of Debt Maturities

Scheduled annual maturities of the principal portion of long-term debt outstanding at December 31, 2009 in the successive five-year period are summarized below. Amounts shown are exclusive of minimum lease payments for capital lease obligations disclosed in Note O — “Lease Commitments” (in millions):

2010	$72.3
2011	4.6
2012	2.8
2013	302.0
2014	337.0
Thereafter	1,242.7
Total	$1,961.4

As noted in Note K - “Derivative Financial Instruments”  $27.1 million is recorded in other debt due to the fair value adjustment increasing the carrying value of debt as a result of accounting for fair value hedges for the fixed interest rate to floating interest rate swaps on the 7-3/8% and 8% Notes.

Based on quoted market values and indicative price quotations from financial institutions, the Company estimates that the fair values of debt as of December 31, as follows (in millions):

	2009	2008
7-3/8% Notes	$305	$264
8% Notes	$760	$680
4% Convertible Notes (net of discount)	$180	$—
10-7/8% Notes	$327	$—
Term debt under the 2006 Credit Agreement	$264	$156

The Company believes that the carrying value of its other borrowings approximates fair market value, based on discounted future cash flows using rates currently available for debt of similar terms and remaining maturities.

The Company paid  $116.9 million,  $104.0 million and  $75.8 million of interest in 2009, 2008 and 2007, respectively.

LEASE COMMITMENTS	12 Months Ended
Dec. 31, 2009
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
LEASE COMMITMENTS

NOTE O — LEASE COMMITMENTS

The Company leases certain facilities, machinery, equipment and vehicles with varying terms. Under most leasing arrangements, the Company pays the property taxes, insurance, maintenance and expenses related to the leased property. Certain of the equipment leases are classified as capital leases and the related assets have been included in Property, Plant and Equipment. Net assets under capital leases were  $11.3 million and  $11.7 million, net of accumulated amortization of  $2.2 million and  $3.7 million, at December 31, 2009 and 2008, respectively.

Future minimum capital and noncancellable operating lease payments and the related present value of capital lease payments at December 31, 2009 are as follows (in millions):

	Capital Leases	Operating Leases
2010	$1.5	$46.7
2011	1.4	40.4
2012	1.1	34.2
2013	0.6	29.7
2014	0.6	22.4
Thereafter	0.2	83.2
Total minimum obligations	5.4	$256.6
Less: amount representing interest	(0.4)
Present value of net minimum obligations	5.0
Less: current portion	(1.4)
Long-term obligations	$3.6

Most of the Company’s operating leases provide the Company with the option to renew the leases for varying periods after the initial lease terms. These renewal options enable the Company to renew the leases based upon the fair rental values at the date of expiration of the initial lease. Total rental expense under operating leases was  $61.2 million,  $56.3 million, and  $58.2 million in 2009, 2008 and 2007, respectively.

RETIREMENT PLANS AND OTHER BENEFITS	12 Months Ended
Dec. 31, 2009
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
RETIREMENT PLANS AND OTHER BENEFITS

NOTE P — RETIREMENT PLANS AND OTHER BENEFITS

Pension Plans

U.S. Plans - As of December 31, 2009, the Company maintained one qualified defined benefit pension plan covering certain domestic employees (the “Terex Plan”).  Prior to December 31, 2008, the Company maintained four qualified plans, which were merged into one plan during 2008.  Participation in the Terex Plan for all employees has been frozen.  Participants are credited with post-freeze service for purposes of determining vesting and retirement eligibility only.  The benefits covering salaried employees are based primarily on years of service and employees’ qualifying compensation during the final years of employment.  The benefits covering bargaining unit employees are based primarily on years of service and a flat dollar amount per year of service.  It is the Company’s policy generally to fund the Terex Plan based on the minimum requirements of the Employee Retirement Income Security Act of 1974.  Plan assets consist primarily of common stocks, bonds, and short-term cash equivalent funds.

The Company adopted a nonqualified Supplemental Executive Retirement Plan (“SERP”) effective October 1, 2002. The SERP provides retirement benefits to certain senior executives of the Company. Generally, the SERP provides a benefit based on average total compensation earned over a participant’s final five years of employment and years of service reduced by benefits earned under any Company retirement program excluding salary deferrals and matching contributions. In addition, benefits are reduced by Social Security Primary Insurance Amounts attributable to Company contributions.  The SERP is unfunded.  Effective December 31, 2008, participation in the SERP was frozen and a defined contribution plan was established for certain senior executives of the Company.

Other Postemployment Benefits

The Company has several non-pension post-retirement benefit programs. The health care programs are contributory, with participants’ contributions adjusted annually, and the life insurance plan is non-contributory. The Company provides postemployment health and life insurance benefits to certain former salaried and hourly employees of Terex Cranes - Waverly Operations and Terex Corporation.  The Company provides postemployment health benefits for certain former employees at its Cedarapids and Simplicity Engineering operations.

Information regarding the Company’s U.S. plans, including the SERP, as of December 31, was as follows (in millions, except percent values):

	Pension Benefits		Other Benefits
	2009	2008	2009	2008
Accumulated benefit obligation at end of year	$141.0	$133.0
Change in benefit obligation:
Benefit obligation at beginning of year	$140.6	$139.7	$11.7	$13.5
Service cost	1.8	2.0	0.1	0.1
Interest cost	8.4	8.3	0.6	0.7
Impact of plan amendments	(0.4)	—	—	—
Acquisition	—	0.6	—	—
Actuarial loss (gain)	7.8	(1.0)	(0.9)	(1.5)
Benefits paid	(9.4)	(9.0)	(1.4)	(1.1)
Benefit obligation at end of year	148.8	140.6	10.1	11.7
Change in plan assets:
Fair value of plan assets at beginning of year	83.8	113.3	—	—
Actual return on plan assets	16.8	(23.9)	—	—
Employer contribution	3.1	3.4	1.4	1.1
Benefits paid	(9.4)	(9.0)	(1.4)	(1.1)
Fair value of plan assets at end of year	94.3	83.8	—	—
Funded status	$(54.5)	$(56.8)	$(10.1)	$(11.7)

Amounts recognized in the statement of financial position consist of:
Current liabilities	$—	$—	$1.1	$1.3
Non-current liabilities	54.5	56.8	9.0	10.4
Total liabilities	$54.5	$56.8	$10.1	$11.7

Amounts recognized in accumulated other comprehensive income consist of:
Actuarial net loss	$67.7	$72.7	$2.8	$3.8
Prior service cost	—	2.2	(0.1)	—
Total amounts recognized in accumulated other comprehensive income	$67.7	$74.9	$2.7	$3.8

	Pension Benefits			Other Benefits
	2009	2008	2007	2009	2008	2007
Weighted-average assumptions as of December 31:
Discount rate	5.75%	6.25%	6.00%	5.75%	6.25%	6.00%
Expected return on plan assets	8.00%	8.00%	8.00%	N/A	N/A	N/A
Rate of compensation increase	3.75%	3.75%	3.75%	N/A	N/A	N/A

	Pension Benefits			Other Benefits
	2009	2008	2007	2009	2008	2007
Components of net periodic cost:
Service cost	$1.8	$2.0	$2.1	$0.1	$0.1	$0.1
Interest cost	8.4	8.3	7.9	0.6	0.7	0.8
Expected return on plan assets	(6.4)	(8.8)	(8.7)	—	—	—
Amortization of prior service cost	2.1	0.2	0.4	0.1	0.1	0.1
Recognized actuarial loss	1.7	2.3	2.2	0.1	0.2	0.3
Net periodic cost	$7.6	$4.0	$3.9	$0.9	$1.1	$1.3

	Pension Benefits		Other Benefits
	2009	2008	2009	2008
Other Changes in Plan Assets and Benefit Obligations Recognized in Other Comprehensive Income:
Net (gain) loss	$(3.4)	$31.8	$(0.9)	$(1.5)
Amortization of actuarial losses	(1.7)	(2.4)	(0.1)	(0.2)
Amortization of prior service cost	(2.1)	(0.2)	(0.1)	(0.1)
Total recognized in other comprehensive income	$(7.2)	$29.2	$(1.1)	$(1.8)

Amounts expected to be recognized as components of net periodic cost for the year ending December 31, 2010:	Pension Benefits	Other Benefits
Actuarial net loss	$3.5	$0.2
Prior service cost	0.2	0.1
Total amount expected to be recognized as components of net periodic cost for the year ending December 31, 2010	$3.7	$0.3

The projected benefit obligation, accumulated benefit obligation, and fair value of plan assets for the U.S. pension plans, including the SERP, with accumulated benefit obligations in excess of plan assets were  $148.8 million,  $141.0 million and  $94.3 million, respectively, as of December 31, 2009, and  $140.6 million,  $133.0 million and  $83.8 million, respectively, as of December 31, 2008.

Determination of the plan obligations and associated expenses requires the use of actuarial valuations based on certain economic assumptions, which includes discount rates and expected rates of returns on plan assets.  The discount rate enables the Company to estimate the present value of expected future cash flows on the measurement date. The rate used reflects a rate of return on high-quality fixed income investments that matches the duration of expected benefit payments at the December 31 measurement date.

The rate used for the expected return on plan assets is based on a review of long-term historical asset performances aligned with the Company’s investment strategy and portfolio mix.  While the Company examines performance annually, it also views historic asset portfolios and performance over a long period of years before recommending a change. In the short term, there may be fluctuations of positive and negative yields year over year, but over the long-term, the return is expected to be approximately 8%.

The Company’s overall investment strategy for the U.S. defined benefit plans balances two objectives, investing in fixed income securities whose maturity broadly matches the maturity of the pension liabilities and investing in equities and other assets expected to generate higher returns. The Company invests through a number of investment funds with diversified asset types, strategies and managers.  Fixed income securities including corporate bonds of companies from diversified industries, U.S. Treasuries and other securities, which may include mortgage-backed securities, asset-backed securities and collateralized mortgage obligations, constitute approximately 60% of the portfolio.  Equity securities, including investments in large to small-cap companies in the U.S. and internationally, constitute approximately 40% of the portfolio.

The plan assets consist of mutual funds and the fair value is priced based on the market value of the underlying investments in the portfolio.  The fair value of the Company’s plan assets at December 31, 2009 are as follows (in millions):

	Total	Level 1	Level 2
Cash, including money market funds	$0.6	$0.6	$—
Investment funds – large-cap (1)	12.2	—	12.2
Investment funds – mid/small-cap (2)	5.5	—	5.5
Investment funds – international (3)	9.8	—	9.8
Investment funds – equity index (4)	12.3	—	12.3
Investment funds – high yield bonds (5)	10.1	—	10.1
Investment funds – long corporate A bonds (6)	22.0	—	22.0
Investment funds – long duration bonds (7)	21.8	—	21.8
Total investments measured at fair value	$94.3	$0.6	$93.7

The following information was provided to the Company by the fund manager.

(1)         This class invests in U.S. large capitalization stocks with approximately 88% in information technology, financial, health care, energy, consumer and industrial sectors and 12% in other industries.

(2)         This class invests in U.S. mid to small capitalization stocks with approximately 78% in financial, information technology, consumer, industrial and health care sectors and 22% in other industries.

(3)         This class includes non-U.S. stocks in diversified industries and countries with approximately 75% in financial, consumer, industrial, materials and energy sectors and 25% in other industries.

(4)         This class invests in U.S. stocks with approximately 79% in consumer, information technology, financial, health care, energy, and industrial sectors and 21% in other industries.  The fund seeks a total return, which corresponds to the S&P 500 Index.

(5)         This class primarily focuses on the high yield market of investment grade bonds of U.S. issuers from diverse industries with approximately 46% in the telecommunications, energy, utility services and information technology sectors.

(6)         This class primarily targets the longer-term, higher investment grade bond market of U.S. issuers with approximately 89% in the financial, industrial and utility sectors.

(7)         This class primarily focuses on investments with a long duration and includes approximately 56% of investment grade bonds of U.S. issuers in the financial, industrial and utility sectors, 31% in U.S. government securities and 13% in other securities.

The asset allocation for the Company’s U.S. defined benefit pension plan at December 31, 2009 and 2008 and target allocation for 2009 are as follows:

	Percentage of Plan Assets at December 31,		Target Allocation
	2009	2008	2010
Equity Securities	42.2%	41.2%	37.5% - 42.5%
Fixed Income	57.8%	58.8%	57.5% - 62.0%
Total	100.0%	100.0%

The Company plans to contribute approximately  $10 million to its U.S. defined benefit pension and post-retirement plans in 2010. The Company’s estimated future benefit payments under its U.S. plans are as follows (in millions):

Year Ending December 31,	Pension Benefits	Other Benefits

2010	$9.6	$1.1
2011	$9.7	$1.2
2012	$9.5	$1.2
2013	$9.7	$1.1
2014	$9.9	$1.0
2015-2019	$52.9	$3.8

For measurement purposes, a 5.00% annual rate of increase in the per capita cost of covered health care benefits was assumed for 2010.  The rate was assumed to decrease to 4.75% for 2011 and remain at that level thereafter.  Assumed health care cost trend rates may have a significant effect on the amounts reported for the health care plan. A one-percentage-point change in assumed health care cost trend rates would have the following effects (in millions):

	1-Percentage- Point Increase	1-Percentage- Point Decrease
Effect on total service and interest cost components	$—	$—
Effect on postretirement benefit obligation	$0.5	$(0.4)

International Plans - As part of the acquisition of Terex Port Equipment, the Company acquired pension plans in Germany and termination indemnities in Italy.  The funded status and activity from the date of acquisition is included in the table below.

The Company maintains defined benefit plans in Germany, France, China, India and the United Kingdom (U.K.) for some of its subsidiaries.  The plans in Germany, China, India and France are unfunded plans.  For the Company’s operations in Italy, Indonesia, Malaysia and the United Arab Emirates, there are mandatory termination indemnity plans providing a benefit that is payable upon termination of employment in substantially all cases of termination.  The Company records this obligation based on the mandated requirements.  The measure of the current obligation is not dependent on the employees’ future service and therefore is measured at current value.

Information regarding the Company’s international plans as of December 31 was as follows (in millions, except percent values):

	Pension Benefits
	2009	2008
Accumulated benefit obligation at end of year	$193.1	$142.3
Change in benefit obligation:
Benefit obligation at beginning of year	$147.1	$194.4
Service cost	6.6	5.7
Interest cost	8.9	10.0
Acquisitions	17.2	3.6
Actuarial (gain) loss	20.6	(21.7)
Benefits paid	(11.1)	(9.5)
Foreign exchange effect	12.1	(35.4)
Benefit obligation at end of year	201.4	147.1
Change in plan assets:
Fair value of plan assets at beginning of year	69.5	110.3
Actual return on plan assets	10.2	(17.0)
Employer contribution	10.1	11.0
Employee contribution	0.5	0.7
Acquisitions	—	—
Benefits paid	(11.1)	(9.5)
Foreign exchange effect	7.9	(26.0)
Fair value of plan assets at end of year	87.1	69.5
Funded status	$(114.3)	$(77.6)

Amounts recognized in the statement of financial position consist of:
Current liabilities	$3.3	$2.8
Non-current liabilities	111.0	74.8
Total liabilities	$114.3	$77.6

Amounts recognized in accumulated other comprehensive income consist of:
Actuarial net loss	$37.2	$20.6
Prior service cost	(0.1)	(0.1)
Total amounts recognized in accumulated other comprehensive income	$37.1	$20.5

	Pension Benefits
	2009	2008	2007
The weighted average assumptions as of December 31:
Discount rate	5.37%	6.13%	5.51%
Expected return on plan assets	6.00%	6.00%	6.50%
Rate of compensation increase	4.22%	4.04%	4.42%

	Pension Benefits
	2009	2008	2007
Components of net periodic cost:
Service cost	$6.6	$5.7	$5.6
Interest cost	8.9	10.0	9.0
Expected return on plan assets	(4.5)	(6.4)	(6.5)
Amortization of prior service cost	1.0	3.6	—
Employee contributions	(0.5)	(0.7)	(0.7)
Recognized actuarial loss	—	1.1	1.4
Net periodic cost	$11.5	$13.3	$8.8

	Pension Benefits
	2009	2008
Other Changes in Plan Assets and Benefit Obligations Recognized in Other Comprehensive Income:
Net loss (gain)	$14.9	$5.4
Amortization of actuarial losses	(1.0)	(1.1)
Amortization of prior service cost	—	(3.6)
Foreign exchange effect	2.7	(7.4)
Total recognized in other comprehensive income	$16.6	$(6.7)

Amounts expected to be recognized as components of net periodic cost for the year ending December 31, 2010:
Actuarial net loss	$1.8
Prior service cost	—
Total amount expected to be recognized as components of net periodic cost for the year ending December 31, 2010	$1.8

The projected benefit obligation, accumulated benefit obligation, and fair value of plan assets for the international defined benefit pension plans with accumulated benefit obligations in excess of plan assets were  $201.4 million,  $193.1 million and  $87.1 million, respectively, as of December 31, 2009, and  $147.1 million,  $142.3 million and  $69.5 million, respectively, as of December 31, 2008.

The assumed discount rate reflects the rates at which the pension benefits could effectively be settled.  The Company looks at redemption yields of a range of high quality corporate bonds of suitable term in each of the countries specific to the plan.

The methodology used to determine the rate of return on pension plan assets in the U.K. plans was based on average rate of earnings on funds invested and to be invested.  Based on historical returns and future expectations, the Company believes the investment return assumptions are reasonable.  The expected rate of return of plan assets represents an estimate of long-term returns on the investment portfolio.  This is reviewed by the trustees and varies with each plan.

The overall investment strategy for the U.K. defined benefit plans is to achieve a mix of investments to support long-term growth and minimize volatility while maximizing rates of return by diversification of asset types, fund strategies and fund managers.  The investment target allocations established to support these goals are 40%-70% for fixed income securities and 30%-60% for equity securities.  Fixed income securities include U.K. government securities, corporate bonds and securities that invest in a diversified range of property principally in the retail, office and industrial/warehouse sectors.  Securities primarily include investments in companies from diversified industries that are generally located in Europe (80%), North America (10%) and Asia Pacific (10%).

The plan assets consist of mutual investment funds and the fair value is priced based on the market value of the underlying investments in the portfolio.  The fair value of the Company’s plan assets at December 31, 2009 are as follows (in millions):

	Total	Level 1	Level 2
Cash	$0.3	$0.3	$—
Investment funds – European Ex U.K. equities (1)	8.7	—	8.7
Investment funds – U.K. equities (2)	13.5	—	13.5
Investment funds – North American equities (3)	8.8	—	8.8
Investment funds – Japan equities (4)	4.3	—	4.3
Investment funds – Asia-Pacific Ex Japan equities (5)	4.5	—	4.5
Investment funds – U.K. long bond (6)	44.7	—	44.7
Investment funds – real estate (7)	2.3	—	2.3
Total investments measured at fair value	$87.1	$0.3	$86.8

The following information was provided to the Company by the fund manager.

(1)         This class invests in stocks of European (excluding U.K.) based companies with approximately 24% in France based companies, 17% in Germany, 16% in Switzerland, 11% in Spain, 8% in Italy and 24% in other European companies.

(2)         This class invests in stocks of U.K. based companies with approximately 89% in financial, oil and gas, consumer, basic materials, health care and industrial sectors and 11% in other industries.

(3)         This class invests in stocks of North American based companies with approximately 90% in financial, information technology, oil and gas, consumer, health care, industrial sectors and 10% in other industries.

(4)         This class invests in stocks of Japan based companies with approximately 90% in consumer, industrial, financial, basic materials, information technology and health care sectors and 10% in other industries.

(5)         This class invests in stocks of Asia-Pacific (excluding Japan) based companies with approximately 46% in Australia based companies, 24% in Korea, 20% in Hong Kong, 9% in Singapore and 1% in New Zealand.

(6)         This class represents U.K. government securities, other sterling denominated fixed-income securities and index linked securities. Approximately 57% is invested in U.K. government bonds and 6% in corporate bonds.

(7)         This class primarily comprises investments in a diversified range of property principally in the retail, office and industrial/warehouse sectors.

The asset allocation and target allocation for 2009 for the Company’s international defined benefit pension plans at December 31, 2009 and 2008 is as follows:

	Percentage of Plan Assets at December 31,		Target Allocation
	2009	2008	2010
Equity Securities	45.8%	39.2%	30% - 60%
Fixed Income Securities	51.6%	57.6%	35% - 65%
Real Estate Investment Securities	2.6%	3.2%	5%
Total	100.0%	100.0%

The Company plans to contribute approximately  $6 million to its foreign defined benefit pension plans in 2010. The Company’s estimated future benefit payments under its international defined benefit pension plans are as follows (in millions):

Year Ending December 31,
2010	$8.5
2011	$6.4
2012	$6.6
2013	$7.1
2014	$7.7
2015-2019	$45.1

Savings Plans

The Company sponsors various tax deferred savings plans into which eligible employees may elect to contribute a portion of their compensation. The Company may, but is not obligated to, contribute to certain of these plans. The Company’s Common Stock held in a rabbi trust pursuant to the Deferred Compensation Plan is treated in a manner similar to treasury stock.  The number of shares of the Company’s Common Stock held in the rabbi trust at December 31, 2009 and 2008 totaled 0.9 million.

Charges recognized for the Deferred Compensation Plan and these other savings plans were  $11.1 million,  $14.3 million and  $12.2 million for the years ended December 31, 2009, 2008 and 2007, respectively.  Certain of these savings plan costs are stock-based and included in total stock-based compensation expense in the amounts of  $8.9 million,  $12.5 million and  $10.4 million for the years ended December 31, 2009, 2008 and 2007, respectively.

STOCKHOLDERS' EQUITY	12 Months Ended
Dec. 31, 2009
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
STOCKHOLDERS' EQUITY

NOTE Q — STOCKHOLDERS’ EQUITY

On December 31, 2009, there were 120.4 million shares of Common Stock issued and 107.3 million shares of Common Stock outstanding. Of the 179.6 million unissued shares of Common Stock at that date, 3.9 million shares of Common Stock were reserved for issuance for the exercise of stock options and the vesting of restricted stock.

In June 2009, the Company completed a public offering of Common Stock resulting in the issuance of 12.65 million shares at a price of  $13.00 per share.  The Company received approximately  $156 million of net proceeds (net of  $8.2 million of expenses) from the sale of the shares.  This transaction increased the recorded amounts of Common Stock by  $0.1 million and increased additional paid-in capital by approximately  $156 million.

In June 2009, the Company sold and issued 4% Convertible Notes.  See Note N — “Long-Term Obligations” for a description of these notes.

Common Stock in Treasury.  The Company values treasury stock on an average cost basis.  As of December 31, 2009, the Company held 13.1 million shares of Common Stock in treasury totaling  $598.7 million, including 0.9 million shares held in a trust for the benefit of the Company’s Deferred Compensation Plan at a total of  $16.8 million.  Prior to June 30, 2009, the Board of Directors of the Company had authorized a program for the repurchase of up to  $1.2 billion of the Company’s outstanding common shares.  The program expired on June 30, 2009.  During the year ended December 31, 2009, the Company did not acquire any shares pursuant to the share repurchase program.  In total, the Company purchased 9.7 million shares under this program for approximately  $562 million.

Preferred Stock.  The Company’s certificate of incorporation was amended in June 1998 to authorize 50.0 million shares of preferred stock,  $0.01 par value per share.  As of December 31, 2009 and 2008, there were no shares of preferred stock outstanding.

Long-Term Incentive Plans.  In May 2009, the stockholders approved the Terex Corporation 2009 Omnibus Incentive Plan (the “2009 Plan”).  The purpose of the 2009 Plan is to provide a means whereby employees, directors and third-party service providers of the Company develop a sense of proprietorship and personal involvement in the development and financial success of the Company, and to encourage them to devote their best efforts to the business of the Company, thereby advancing the interests of the Company and its stockholders.  The 2009 Plan provides for incentive compensation in the form of (i) options to purchase shares of Common Stock, (ii) stock appreciation rights, (iii) restricted stock awards and restricted stock units, (iv) other stock awards, (v) cash awards, and (vi) performance awards.  The maximum number of shares available for issuance under the 2009 Plan is 3.0 million shares plus the number of shares remaining available for issuance under the 2000 Plan and the 1996 Plan.  As of December 31, 2009, 3.4 million shares were available for grant under the 2009 Plan.

In May 2000, the stockholders approved the Terex Corporation 2000 Incentive Plan (the “2000 Plan”).  The purpose of the 2000 Plan is to assist the Company in attracting and retaining selected individuals to serve as directors, officers, consultants, advisors and employees of the Company and its subsidiaries and affiliates who will contribute to the Company’s success and to achieve long-term objectives which will inure to the benefit of all stockholders of the Company through the additional incentive inherent in the ownership of the Common Stock.  The 2000 Plan authorizes the granting of (i) options to purchase shares of Common Stock, (ii) stock appreciation rights, (iii) stock purchase awards, (iv) restricted stock awards and, (v) performance awards.  In May 2002, the stockholders approved an increase in the number of shares of Common Stock authorized for issuance under the 2000 Plan from 4.0 million shares to 7.0 million shares.  In May 2004, the stockholders approved an increase in the number of shares of Common Stock authorized for issuance under the 2000 Plan from 7.0 million shares to 12.0 million shares.  The 2000 Plan has a term of ten years from the date of its adoption.  This plan expires on March 8, 2010.

In May 1996, the stockholders approved the 1996 Terex Corporation Long-Term Incentive Plan (the “1996 Plan”).  The 1996 Plan authorizes the granting, among other things, of (i) options to purchase shares of Common Stock, (ii) shares of Common Stock, including restricted stock, and (iii) cash bonus awards based upon a participant’s job performance.  In May 1999, the stockholders approved an increase in the aggregate number of shares of Common Stock (including restricted stock, if any) optioned or granted under the 1996 Plan to 4.0 million shares.

Substantially all stock option grants under the 2000 Plan and the 1996 Plan vest over a four year period, with 25% of each grant vesting on each of the first four anniversary dates of the grant, and have a contractual life of ten years.

As of December 31, 2009, unrecognized compensation costs related to stock options totaled approximately  $0.1 million, which will be expensed over a weighted average period of less than one year.

The Black-Scholes option valuation model was developed for use in estimating the fair value of traded options.  Management uses the Black-Scholes option valuation model to provide the best estimate of the fair value of its employee stock options.  However, the Company’s employee stock options may have characteristics significantly different from those of traded options, and changes in the subjective input assumptions can materially affect the fair value estimate.

The expected life of stock options is the period of time the stock options are expected to be outstanding.  Estimated future exercise behavior is based upon the Company’s historical patterns of exercise data.  Expected volatility is based on the historical price volatility of the Company’s common stock over the expected life of the option.  The risk-free interest rate represents the U.S. Treasury security yields at the time of grant for the expected life of the related stock options.  No dividend yield was incorporated in the calculation of fair value as the Company has not historically paid dividends and, at the time of the grant for the options currently outstanding, dividends were not expected to be paid over the life of the options granted.

There were no options granted during the year ended December 31, 2009.  The total intrinsic value of options exercised during the year ended December 31, 2009 was  $0.3 million.  The fair value of the options granted during the years ended December 31, 2008 and 2007 was estimated at the date of grant using the Black-Scholes option valuation model with the assumptions included in the following tables:

	Year Ended December 31, 2008	Year Ended December 31, 2007
Dividend yields	0.00%	0.00%
Expected volatility	38.60%	39.29%
Risk-free interest rates	3.23%	4.20%
Expected life (in years)	5.3	5.3
Weighted average fair value at date of grant for options granted (per share)	$25.05	$27.24

Total intrinsic value of options exercised (in millions)	$11.3	$61.0

The following table is a summary of stock options under all of the Company’s plans.

	Number of Options	Weighted Average Exercise Price per Share	Weighted Average Remaining Contractual Life (in years)	Aggregate Intrinsic Value
Outstanding at December 31, 2008	1,211,035	$18.58
Exercised	(51,640)	$12.08
Canceled or expired	(33,202)	$29.91
Outstanding at December 31, 2009	1,126,193	$18.54	3.8	$7.6
Exercisable at December 31, 2009	1,120,443	$18.41	3.8	$7.6
Expected to vest at December 31, 2009	1,126,102	$18.54	3.8	$7.6

Under the 2009 Plan, 2000 Plan and the 1996 Plan, approximately 20% of all restricted stock awards vest over a four year period, with 25% of each grant vesting on each of the first four anniversary dates of the grant; and approximately 80% of all restricted stock awards vest over a three year period with 52% of these awards vesting on the first three anniversary dates and 48% vesting at the end of the three year period.  Approximately 19% of the outstanding restricted stock awards are subject to performance targets that may or may not be met and for which the performance period has not yet been completed.  The fair value of the restricted stock awards is based on the market price at the date of grant except for 201 thousand shares of performance grants based on a market condition.  The Company uses the Monte Carlo method to provide grant date fair value for awards with a market condition.  The Monte Carlo method is a statistical simulation technique used to provide the grant date fair value of an award.  The following table presents the weighted-average assumptions used in the valuations:

	Year Ended December 31,
	2009	2008
Dividend yields	0.00%	0.00%
Expected volatility	71.93%	41.80%
Risk free interest rate	1.38%	1.86%
Expected life (in years)	3	3
Grant date fair value per share	$5.74	$69.71

As of December 31, 2009, unrecognized compensation costs related to restricted stock totaled approximately  $42.1 million, which will be expensed over a weighted average period of 1.3 years.  The weighted average fair value at date of grant for restricted stock awards was  $8.24,  $64.19 and  $64.74 for the years ended December 31, 2009, 2008 and 2007, respectively.  The total fair value of shares vested for restricted stock awards was  $45.3 million,  $56.6 million and  $24.1 million for the years ended December 31, 2009, 2008 and 2007, respectively.

The following table is a summary of restricted stock awards under all of the Company’s plans:

	Restricted Stock Awards	Weighted Average Grant Date Fair Value
Nonvested at December 31, 2008	2,304,762	$59.51
Granted	1,634,826	$8.24
Vested	(852,084)	$53.17
Canceled or expired	(344,963)	$41.52
Nonvested at December 31, 2009	2,742,541	$32.00

Compensation expense recognized under all stock-based compensation arrangements was  $39.7 million,  $66.6 million and  $75.1 million for the fiscal years ended December 31, 2009, 2008 and 2007, respectively.  The stock-based compensation expense was included in Selling, general and administrative expenses in the Consolidated Statements of Income.  The related tax benefit reflected in the provision was  $12.0 million,  $21.6 million and  $23.9 million for the years ended December 31, 2009, 2008 and 2007, respectively.

Cash received from option exercises under all stock-based compensation arrangements totaled  $0.6 million.

The excess tax benefit for all stock-based compensation is included in the Consolidated Statement of Cash Flows as an operating cash outflow and a financing cash inflow.

Comprehensive Income (Loss).  The following table reflects the accumulated balances of other comprehensive income (loss) (in millions):

Accumulated Other Comprehensive Income (Loss) Attributable to Terex Corporation

	Pension Liability Adjustment	Cumulative Translation Adjustment	Derivative Hedging Adjustment	Accumulated Other Comprehensive Income (Loss)

Balance at January 1, 2007	$(68.8)	$223.0	$1.0	$155.2
Current year change	10.5	96.9	(6.0)	101.4
Balance at December 31, 2007	(58.3)	319.9	(5.0)	256.6
Current year change	(10.7)	(332.2)	4.0	(338.9)
Balance at December 31, 2008	(69.0)	(12.3)	(1.0)	(82.3)
Current year change	(18.7)	139.6	(2.6)	118.3
Balance at December 31, 2009	$(87.7)	$127.3	$(3.6)	$36.0

Accumulated Other Comprehensive Income (Loss) Attributable to Noncontrolling Interest

	Pension Liability Adjustment	Cumulative Translation Adjustment	Derivative Hedging Adjustment	Accumulated Other Comprehensive Income (Loss)

Balance at January 1, 2007	$—	$—	$—	$—
Current year change	—	0.5	—	0.5
Balance at December 31, 2007	—	0.5	—	0.5
Current year change	—	0.3	—	0.3
Balance at December 31, 2008	—	0.8	—	0.8
Current year change	—	—	—	—
Balance at December 31, 2009	$—	$0.8	$—	$0.8

Accumulated Other Comprehensive Income (Loss)

	Pension Liability Adjustment	Cumulative Translation Adjustment	Derivative Hedging Adjustment	Accumulated Other Comprehensive Income (Loss)

Balance at January 1, 2007	$(68.8)	$223.0	$1.0	$155.2
Current year change	10.5	97.4	(6.0)	101.9
Balance at December 31, 2007	(58.3)	320.4	(5.0)	257.1
Current year change	(10.7)	(331.9)	4.0	(338.6)
Balance at December 31, 2008	(69.0)	(11.5)	(1.0)	(81.5)
Current year change	(18.7)	139.6	(2.6)	118.3
Balance at December 31, 2009	$(87.7)	$128.1	$(3.6)	$36.8

As of December 31, 2009, other accumulated comprehensive income for the pension liability adjustment and the derivative hedging adjustment are net of tax benefits of  $40.6 million and  $1.7 million, respectively.

LITIGATION AND CONTINGENCIES	12 Months Ended
Dec. 31, 2009
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
LITIGATION AND CONTINGENCIES

NOTE R — LITIGATION AND CONTINGENCIES

In the Company’s lines of business, numerous suits have been filed alleging damages for accidents that have occurred during the use or operation of the Company’s products.  The Company is insured for product liability, general liability, workers’ compensation, employer’s liability, property damage and other insurable risk required by law or contract with retained liability to the Company or deductibles.  The Company has recorded and maintains an estimated liability in the amount of management’s estimate of the Company’s aggregate exposure for such retained liabilities and deductibles.  For such retained liabilities and deductibles, the Company determines its exposure based on probable loss estimations, which requires such losses to be both probable and the amount or range of possible loss to be estimable.  Management does not believe that the outcome of such matters will have a material adverse effect on the Company’s consolidated financial position.

The Company has recently been named in a number of class action lawsuits, set out below, which generally cover the period from February 2008 to February 2009 and allege, among other things, that certain of the Company’s SEC filings and other public statements contained false and misleading statements which resulted in damages to the plaintiffs and the members of the purported class when they purchased the Company’s securities and that there were breaches of fiduciary duties and of ERISA disclosure requirements.  These actions are at the very early stages and the Company has no information other than as set forth in the complaints.  The complaints all seek unspecified compensatory damages, costs and expenses.  The Company believes that the allegations in the suits are completely without merit, and Terex and the named executives will vigorously defend against them.  The Company believes that it has acted, and continues to act, in compliance with federal securities laws and ERISA law.

These class action complaints, all filed in the United States District Court, District of Connecticut, are:

·                  Sheet Metal Workers Local 32 Pension Fund, individually and on behalf of all others similarly situated v. Terex Corporation, Ronald M. DeFeo, Thomas J. Riordan and Phillip C. Widman, filed December 21, 2009;

·                  Kenneth M. Lipman, on behalf of himself and a class of persons similarly situated v. Terex Corporation, the Administrative Committee of the Terex Corporation 401(k) Retirement Savings Plan, Ronald M. DeFeo, Phillip C. Widman and the Board of Directors of Terex Corporation, filed January 7, 2010;

·                  Michael Glassman, Trustee on behalf of the Kathleen & Michael Glassman Family Trust, individually and on behalf of itself and all others similarly situated v. Terex Corporation, Ronald M. DeFeo, Phillip C. Widman and Thomas J. Riordan, filed January 15, 2010;

·                  Eddie Webb and Binyam Ghebreghiorgis, individually and on behalf of all others similarly situated  v. Terex Corporation, Ronald M. DeFeo, G. Chris Andersen, Paula H. J. Cholmondeley, Donald DeFosset, William H. Fike, Thomas J. Hansen, Donald P. Jacobs, David A. Sachs, Oren G. Shaffer, David C. Wang, Helge H. Wehmeier, Phillip C. Widman, Administrative Committee of the Terex Corporation 401(k) Retirement Savings Plan and Does 1-10, filed February 3, 2010;

·                  James C. Hays, individually and on behalf of himself and all others similarly situated v. Terex Corporation, Ronald M. DeFeo, Phillip C. Widman and Thomas J. Riordan, filed February 4, 2010; and

·                  Scott Hollander, on behalf of himself and all others similarly situated v. Terex Corporation, Ronald DeFeo, G. Chris Andersen, Paula Cholmondeley, Donald DeFosset, William Fike, Thomas Hansen, Donald Jacobs, David Sachs, Oren Shaffer, David Wang, Helge Wehmeier, the Administrative Committee of The Terex Corporation and Affiliates’ 401 (k) Retirement Savings Plan, Phillip Widman and Does 1-20, filed February 8, 2010.

During 2009, the Company reached a final settlement with the SEC, which concluded the SEC’s investigation of the Company related mainly to (1) certain transactions between the Company and United Rentals, Inc. that took place in 2000 and 2001, and one transaction between United Rentals, Inc. and one of the Company’s subsidiaries that took place in 2001 before that subsidiary was acquired by the Company, and (2) the circumstances of the restatement of certain of the Company’s financial statements for the years 2000-2004.

Under the terms of the settlement, the Company consented, without admitting or denying the SEC’s allegations, to the entry of a judgment that enjoins the Company from committing or aiding and abetting any future violations of the anti-fraud, books and records, reporting and internal control provisions of the federal securities laws and related SEC rules.  The Company also paid a civil penalty of  $8 million for which the Company recorded a charge in the year ended December 31, 2009.  The settlement resolves all matters relating to the potential liability of the Company.  The SEC Staff has also advised counsel for each of the Company’s current employees involved in the investigation, including its Chief Executive Officer, Ronald M. DeFeo, that it has completed its investigation with respect to these matters and that, based upon its investigation, the Staff does not intend to recommend that the SEC take any enforcement action against them.

The Company is involved in various other legal proceedings, including workers’ compensation liability and intellectual property litigation, which have arisen in the normal course of its operations.  The Company has recorded provisions for estimated losses in circumstances where a loss is probable and the amount or range of possible amounts of the loss is estimable.

The Company’s outstanding letters of credit totaled  $232.4 million at December 31, 2009.  The letters of credit generally serve as collateral for certain liabilities included in the Consolidated Balance Sheet.  Certain of the letters of credit serve as collateral guaranteeing the Company’s performance under contracts.

The Company has a letter of credit outstanding covering losses related to two former subsidiaries’ workers’ compensation obligations.  The Company has recorded liabilities for these contingent obligations in circumstances where a loss is probable and the amount or range of possible amounts of the loss is estimable.

Credit Guarantees

Customers of the Company from time to time may fund the acquisition of the Company’s equipment through third-party finance companies. In certain instances, the Company may provide a credit guarantee to the finance company, by which the Company agrees to make payments to the finance company should the customer default.  The maximum liability of the Company is limited to the remaining payments due to the finance company at the time of default.  In the event of customer default, the Company is generally able to recover and dispose of the equipment at a minimum loss, if any, to the Company.

As of December 31, 2009 and 2008, the Company’s maximum exposure to such credit guarantees was  $236.2 million and  $238.2 million, respectively, including total guarantees issued by Terex Demag GmbH, part of the Cranes segment, of  $151.4 million and  $156.1 million, respectively, and Genie of  $41.7 million and  $46.1 million, respectively.  The terms of these guarantees coincide with the financing arranged by the customer and generally do not exceed five years.  Given the Company’s position as the original equipment manufacturer and its knowledge of end markets, the Company, when called upon to fulfill a guarantee, generally has been able to liquidate the financed equipment at a minimal loss, if any, to the Company.

Given current financial and economic conditions, there can be no assurance that historical credit default experience will be indicative of future results.  The Company’s ability to recover losses experienced from its guarantees may be affected by economic conditions in effect at the time of loss.

Residual Value and Buyback Guarantees

The Company issues residual value guarantees under sales-type leases.  A residual value guarantee involves a guarantee that a piece of equipment will have a minimum fair market value at a future date.  The maximum exposure for residual value guarantees issued by the Company totaled  $26.7 million and  $35.1 million as of December 31, 2009 and 2008, respectively.  The Company is able to mitigate some of the risk associated with these guarantees because the maturity of the guarantees is staggered, limiting the amount of used equipment entering the marketplace at any one time.

The Company from time to time guarantees that it will buy equipment from its customers in the future at a stated price if certain conditions are met by the customer.  Such guarantees are referred to as buyback guarantees.  These conditions generally pertain to the functionality and state of repair of the machine. As of December 31, 2009 and 2008, the Company’s maximum exposure pursuant to buyback guarantees was  $138.6 and  $145.7, respectively, including total guarantees issued by Genie of  $133.6 million and  $140.4 million, respectively.  The Company is able to mitigate some of the risk of these guarantees by staggering the timing of the buybacks and through leveraging its access to the used equipment markets provided by the Company’s original equipment manufacturer status.

See Note A — “Basis of Presentation — Revenue Recognition,” for a discussion of revenue recognition on arrangements with buyback guarantees.

As of December 31, 2009 and 2008, the Company has recorded an aggregate liability within Other current liabilities and Retirement plans and other in the Consolidated Balance Sheet of approximately  $21 million and  $19 million, respectively, for the estimated fair value of all guarantees provided.

Given current economic conditions, there can be no assurance that our historical experience in used equipment markets will be indicative of future results.  Our ability to recover losses experienced from our guarantees may be affected by economic conditions in the used equipment markets at the time of loss.

CONSOLIDATING FINANCIAL STATEMENTS	12 Months Ended
Dec. 31, 2009
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
CONSOLIDATING FINANCIAL STATEMENTS

NOTE S — CONSOLIDATING FINANCIAL STATEMENTS

On November 25, 2003, the Company sold and issued  $300 million aggregate principal amount of the 7-3/8% Notes.  As of December 31, 2009, the 7-3/8% Notes were jointly and severally guaranteed by the following wholly-owned subsidiaries of the Company (the “Wholly-owned Guarantors”): Amida Industries, Inc., A.S.V., Inc., CMI Terex Corporation, Duvalpilot Equipment Outfitters, LLC, Genie Financial Services, Inc., Genie Holdings, Inc., Genie Industries, Inc., Genie International, Inc., Genie Manufacturing, Inc., GFS National, Inc., Halco America Inc., Hydra Platforms Mfg. Inc., Loegering Mfg. Inc., Powerscreen Holdings USA Inc., Powerscreen International LLC, Powerscreen North America Inc., Powerscreen USA, LLC, Powerscreen USC Inc., PPM Cranes, Inc., Schaeff Incorporated, Schaeff of North America, Inc., Spinnaker Insurance Company, Superior Highwall Holding, Inc., Superior Highwall Miners, Inc., Terex Advance Mixer, Inc., Terex Aerials, Inc., Terex Financial Services, Inc., Terex Mexico, LLC, Terex Mining Equipment, Inc., Terex Utilities, Inc., Terex USA, LLC, Terex-RO Corporation and Terex-Telelect, Inc.  All of the guarantees are full and unconditional.  No subsidiaries of the Company except the Wholly-owned Guarantors have provided a guarantee of the 7-3/8% Notes.

The following summarized condensed consolidating financial information for the Company segregates the financial information of Terex Corporation, the Wholly-owned Guarantors and the non-guarantor subsidiaries.  The results and financial position of businesses acquired are included from the dates of their respective acquisitions.

Terex Corporation consists of parent company operations.  Subsidiaries of the parent company are reported on the equity basis.  Wholly-owned Guarantors combine the operations of the Wholly-owned Guarantor subsidiaries.  Subsidiaries of Wholly-owned Guarantors that are not themselves guarantors are reported on the equity basis.  Non-guarantor subsidiaries combine the operations of subsidiaries which have not provided a guarantee of the obligations of Terex Corporation under the 7-3/8% Notes.  Debt and goodwill allocated to subsidiaries are presented on a “push-down” accounting basis.  On June 25, 2008, Terex and certain of its domestic subsidiaries entered into a First Supplemental Indenture for the 7-3/8% Notes, joining other domestic subsidiaries of Terex as Wholly-owned Guarantors pursuant to the terms of the Indenture for the 7-3/8% Notes.  These additional subsidiaries are included in the current period financial statements as Wholly-owned Guarantors.  Prior period financial statements have been recast to include the additional subsidiaries as Wholly-owned Guarantors for all periods presented.

TEREX CORPORATION

CONDENSED CONSOLIDATING STATEMENT OF INCOME

YEAR ENDED DECEMBER 31, 2009

(in millions)

	Terex Corporation	Wholly- owned Guarantors	Non- guarantor Subsidiaries	Intercompany Eliminations	Consolidated
Net sales	$135.8	$1,199.2	$2,806.8	$(283.4)	$3,858.4
Cost of goods sold	(143.9)	(1,208.7)	(2,492.2)	283.4	(3,561.4)
Gross profit	(8.1)	(9.5)	314.6	—	297.0
Selling, general & administrative expenses	(63.8)	(214.1)	(420.8)	—	(698.7)
Loss from operations	(71.9)	(223.6)	(106.2)	—	(401.7)
Interest income	1.1	0.2	3.6	—	4.9
Interest expense	(84.6)	(8.5)	(26.3)	—	(119.4)
Loss on early extinguishment of debt	(3.3)	—	—	—	(3.3)
Loss from subsidiaries	(274.6)	—	—	274.6	—
Other income (expense) - net	1.2	3.8	(9.3)	—	(4.3)
Loss from continuing operations before income taxes	(432.1)	(228.1)	(138.2)	274.6	(523.8)
Benefit from income taxes	61.9	32.3	23.2	—	117.4
Loss from continuing operations	(370.2)	(195.8)	(115.0)	274.6	(406.4)
Income from discontinued operations — net of tax	(17.4)	(2.6)	41.7	—	21.7
Loss on disposition of discontinued operations	(10.8)	(1.8)	—	—	(12.6)
Net loss	(398.4)	(200.2)	(73.3)	274.6	(397.3)
Less: Net income attributable to noncontrolling interest	—	(0.5)	(0.6)	—	(1.1)
Net loss attributable to Terex Corporation	$(398.4)	$(200.7)	$(73.9)	$274.6	$(398.4)

TEREX CORPORATION

CONDENSED CONSOLIDATING STATEMENT OF INCOME

YEAR ENDED DECEMBER 31, 2008

(in millions)

	Terex Corporation	Wholly- owned Guarantors	Non- guarantor Subsidiaries	Intercompany Eliminations	Consolidated
Net sales	$291.3	$3,532.0	$5,333.1	$(1,197.5)	$7,958.9
Cost of goods sold	(280.8)	(2,892.3)	(4,452.2)	1,197.5	(6,427.8)
Gross profit	10.5	639.7	880.9	—	1,531.1
Selling, general & administrative expenses	(89.0)	(301.4)	(510.0)	—	(900.4)
Goodwill impairment	(4.1)	(349.2)	(106.6)	—	(459.9)
Income (loss) from operations	(82.6)	(10.9)	264.3	—	170.8
Interest income	4.1	0.5	16.3	—	20.9
Interest expense	(63.1)	(13.1)	(26.3)	—	(102.5)
Income (loss) from subsidiaries	174.3	—	—	(174.3)	—
Other income (expense) - net	(37.8)	28.0	4.6	—	(5.2)
Income (loss) from continuing operations before income taxes	(5.1)	4.5	258.9	(174.3)	84.0
(Provision for) benefit from income taxes	70.8	(82.8)	(146.7)	—	(158.7)
(Loss) income from continuing operations	65.7	(78.3)	112.2	(174.3)	(74.7)
Income from discontinued operations — net of tax	6.2	3.6	140.6	—	150.4
Net income (loss)	71.9	(74.7)	252.8	(174.3)	75.7
Less: Net income attributable to noncontrolling interest	—	—	(3.8)	—	(3.8)
Net income (loss) attributable to Terex Corporation	$71.9	$(74.7)	$249.0	$(174.3)	$71.9

TEREX CORPORATION

CONDENSED CONSOLIDATING STATEMENT OF INCOME

YEAR ENDED DECEMBER 31, 2007

(in millions)

	Terex Corporation	Wholly- owned Guarantors	Non- guarantor Subsidiaries	Intercompany Eliminations	Consolidated
Net sales	$355.8	$3,430.0	$5,000.8	$(1,218.1)	$7,568.5
Cost of goods sold	(313.7)	(2,712.3)	(4,154.6)	1,218.1	(5,962.5)
Gross profit	42.1	717.7	846.2	—	1,606.0
Selling, general & administrative expenses	(94.0)	(255.2)	(435.7)	—	(784.9)
Income (loss) from operations	(51.9)	462.5	410.5	—	821.1
Interest income	4.0	0.5	12.9	—	17.4
Interest expense	(16.4)	(18.3)	(29.5)	—	(64.2)
Loss on early extinguishment of debt	(12.5)	—	—	—	(12.5)
Income from subsidiaries	638.1	—	—	(638.1)	—
Other income (expense) - net	28.1	(17.3)	10.6	—	21.4
Income from continuing operations before income taxes	589.4	427.4	404.5	(638.1)	783.2
(Provision for) benefit from income taxes	18.3	(142.5)	(131.4)	—	(255.6)
Income from continuing operations	607.7	284.9	273.1	(638.1)	527.6
Income from discontinued operations — net of tax	6.2	(0.5)	85.9	—	91.6
Net income	613.9	284.4	359.0	(638.1)	619.2
Less: Net income attributable to noncontrolling interest	—	(1.4)	(3.9)	—	(5.3)
Net income attributable to Terex Corporation	$613.9	$283.0	$355.1	$(638.1)	$613.9

TEREX CORPORATION

CONDENSED CONSOLIDATING BALANCE SHEET

DECEMBER 31, 2009

(in millions)

	Terex Corporation	Wholly- Owned Guarantors	Non- Guarantor Subsidiaries	Intercompany Eliminations	Consolidated
Assets
Current assets
Cash and cash equivalents	$578.6	$1.6	$349.3	$—	$929.5
Trade receivables - net	16.1	120.8	456.9	—	593.8
Intercompany receivables	5.5	44.7	6.9	(57.1)	—
Inventories	63.0	305.4	975.5	—	1,343.9
Other current assets	175.9	9.3	138.9	—	324.1
Current assets — discontinued operations	162.1	35.0	549.1	(22.9)	723.3
Total current assets	1,001.2	516.8	2,476.6	(80.0)	3,914.6
Property, plant & equipment - net	54.8	121.2	429.0	—	605.0
Goodwill	4.8	145.7	360.6	—	511.1
Non-current intercompany receivables	976.6	49.6	172.6	(1,198.8)	—
Investment in and advances to (from) subsidiaries	2,307.1	(887.9)	2,645.5	(4,054.7)	10.0
Other assets	100.2	157.4	205.9	—	463.5
Non-current assets — discontinued operations	17.6	100.6	91.4	—	209.6

Total assets	$4,462.3	$203.4	$6,381.6	$(5,333.5)	$5,713.8

Liabilities and stockholders’ equity
Current liabilities
Notes payable and current portion of long-term debt	$2.6	$6.5	$64.6	$—	$73.7
Trade accounts payable	25.0	74.9	425.2	—	525.1
Intercompany payables	(40.2)	18.4	78.9	(57.1)	—
Accruals and other current liabilities	126.7	105.7	466.0	—	698.4
Current liabilities — discontinued operations	118.0	3.9	158.5	(22.9)	257.5
Total current liabilities	232.1	209.4	1,193.2	(80.0)	1,554.7
Long-term debt, less current portion	1,428.0	119.4	345.3	—	1,892.7
Non-current intercompany payables	1,080.2	(935.2)	1,053.8	(1,198.8)	—
Retirement plans and other long-term liabilities	141.6	61.4	245.2	—	448.2
Non-current liabilities — discontinued operations	(69.8)	115.2	98.4	—	143.8
Stockholders’ equity	1,650.2	633.2	3,445.7	(4,054.7)	1,674.4

Total liabilities and stockholders’ equity	$4,462.3	$203.4	$6,381.6	$(5,333.5)	$5,713.8

TEREX CORPORATION

CONDENSED CONSOLIDATING BALANCE SHEET

DECEMBER 31, 2008

(in millions)

	Terex Corporation	Wholly- Owned Guarantors	Non- Guarantor Subsidiaries	Intercompany Eliminations	Consolidated
Assets
Current assets
Cash and cash equivalents	$0.4	$4.6	$445.4	$—	$450.4
Trade receivables - net	16.7	258.2	507.9	—	782.8
Intercompany receivables	6.8	110.0	41.2	(158.0)	—
Inventories	104.3	463.5	1,067.3	—	1,635.1
Other current assets	119.5	12.9	144.1	—	276.5
Current assets — discontinued operations	209.9	68.9	654.7	(37.4)	896.1
Total current assets	457.6	918.1	2,860.6	(195.4)	4,040.9
Property, plant & equipment - net	51.0	133.0	224.4	—	408.4
Goodwill	4.7	145.8	235.8	—	386.3
Non-current intercompany receivables	808.1	24.9	214.9	(1,047.9)	—
Investment in and advances to (from) subsidiaries	2,557.6	(998.0)	2,277.7	(3,827.8)	9.5
Other assets	91.2	173.0	124.1	—	388.3
Non-current assets — discontinued operations	14.2	115.8	82.0	—	212.0

Total assets	$3,984.4	$512.6	$6,019.5	$(5,071.1)	$5,445.4

Liabilities and stockholders’ equity
Current liabilities
Notes payable and current portion of long-term debt	$2.3	$9.3	$27.5	$—	$39.1
Trade accounts payable	39.7	194.1	520.6	—	754.4
Intercompany payables	(36.6)	34.7	159.9	(158.0)	—
Accruals and other current liabilities	104.2	119.5	386.3	—	610.0
Current liabilities — discontinued operations	164.5	21.8	272.2	(37.4)	421.1
Total current liabilities	274.1	379.4	1,366.5	(195.4)	1,824.6
Long-term debt, less current portion	938.3	150.6	307.5	—	1,396.4
Non-current intercompany payables	1,008.3	(832.8)	872.4	(1,047.9)	—
Retirement plans and other long-term liabilities	112.3	72.6	167.0	—	351.9
Non-current liabilities — discontinued operations	(70.3)	116.3	82.6	—	128.6
Stockholders’ equity	1,721.7	626.5	3,223.5	(3,827.8)	1,743.9

Total liabilities and stockholders’ equity	$3,984.4	$512.6	$6,019.5	$(5,071.1)	$5,445.4

TEREX CORPORATION

CONDENSED CONSOLIDATING STATEMENT OF CASH FLOWS

YEAR ENDED DECEMBER 31, 2009
(in millions)

	Terex Corporation	Wholly- owned Guarantors	Non- guarantor Subsidiaries	Intercompany Eliminations	Consolidated
Net cash used in operating activities	$(35.5)	$(12.1)	$7.0	$—	$(40.6)
Cash flows from investing activities
Acquisition of businesses, net of cash acquired	—	—	(9.8)	—	(9.8)
Capital expenditures	(11.4)	(7.4)	(31.6)	—	(50.4)
Proceeds from sale of assets	0.2	1.2	4.7	—	6.1
Net cash used in investing activities	(11.2)	(6.2)	(36.7)	—	(54.1)
Cash flows from financing activities
Principal repayments of long-term debt	(59.2)	—	(71.3)	—	(130.5)
Proceeds from issuance of long-term debt	601.9	—	18.7	—	620.6
Proceeds from issuance of common stock	156.3	—	—	—	156.3
Payment of debt issuance costs	(17.2)	—	—	—	(17.2)
Net repayments under revolving line of credit agreement	(35.0)	(2.5)	(23.3)	—	(60.8)
Proceeds from stock options exercised	0.6	—	—	—	0.6
Redemption of noncontrolling interest	—	(1.7)	—	—	(1.7)
Distributions to noncontrolling interest	—	(1.0)	(6.1)	—	(7.1)
Other — net	—	—	(1.4)	—	(1.4)
Net cash provided by (used in) financing activities	647.4	(5.2)	(83.4)	—	558.8
Cash flows from discontinued operations
Net cash (used in) provided by operating activities of discontinued operations	(22.6)	19.2	6.3	—	2.9
Net cash used in investing activities of discontinued operations	(0.2)	(0.4)	(6.4)	—	(7.0)
Net cash used in financing activities of discontinued operations	—	(0.2)	—	—	(0.2)
Net cash provided by (used in) discontinued operations	(22.8)	18.6	(0.1)	—	(4.3)
Effect of exchange rate changes on cash and cash equivalents	—	—	27.0	—	27.0
Net increase (decrease) in cash and cash equivalents	577.9	(4.9)	(86.2)	—	486.8
Cash and cash equivalents, beginning of period	1.5	5.4	477.5	—	484.4
Cash and cash equivalents, end of period	$579.4	$0.5	$391.3	$—	$971.2

TEREX CORPORATION

CONDENSED CONSOLIDATING STATEMENT OF CASH FLOWS

YEAR ENDED DECEMBER 31, 2008
(in millions)

	Terex Corporation	Wholly- owned Guarantors	Non- guarantor Subsidiaries	Intercompany Eliminations	Consolidated
Net cash provided by (used in) operating activities	$(161.5)	$482.9	$(145.2)	$—	$176.2
Cash flows from investing activities
Acquisition of businesses, net of cash acquired	—	(481.5)	—	—	(481.5)
Capital expenditures	(22.2)	(32.5)	(48.9)	—	(103.6)
Proceeds from sale of assets	0.1	18.7	1.8	—	20.6
Net cash used in investing activities	(22.1)	(495.3)	(47.1)	—	(564.5)
Cash flows from financing activities
Excess tax benefit from stock-based compensation	8.9	—	—	—	8.9
Net borrowings (repayments) under revolving line of credit agreement	33.0	(5.3)	9.0	—	36.7
Share repurchases	(395.5)	—	—	—	(395.5)
Proceeds from stock options exercised	2.5	—	—	—	2.5
Distributions to noncontrolling interest	—	—	(2.6)	—	(2.6)
Other — net	—	(0.1)	(1.1)	—	(1.2)
Net cash provided by (used in) financing activities	(351.1)	(5.4)	5.3	—	(351.2)
Cash flows from discontinued operations
Net cash (used in) provided by operating activities of discontinued operations	(36.8)	14.6	32.3	—	10.1
Net cash used in investing activities of discontinued operations	(0.2)	(3.0)	(11.6)	—	(14.8)
Net cash used in financing activities of discontinued operations	—	(0.2)	(0.4)	—	(0.6)
Net cash provided by (used in) discontinued operations	(37.0)	11.4	20.3	—	(5.3)
Effect of exchange rate changes on cash and cash equivalents	—	—	(43.2)	—	(43.2)
Net decrease in cash and cash equivalents	(571.7)	(6.4)	(209.9)	—	(788.0)
Cash and cash equivalents, beginning of period	573.2	11.8	687.4	—	1,272.4
Cash and cash equivalents, end of period	$1.5	$5.4	$477.5	$—	$484.4

TEREX CORPORATION

CONDENSED CONSOLIDATING STATEMENT OF CASH FLOWS

YEAR ENDED DECEMBER 31, 2007

(in millions)

	Terex Corporation	Wholly- owned Guarantors	Non- guarantor Subsidiaries	Intercompany Eliminations	Consolidated
Net cash (used in) provided by operating activities	$(103.5)	$221.6	$121.7	$—	$239.8
Cash flows from investing activities
Acquisition of businesses, net of cash acquired	—	—	(11.2)	—	(11.2)
Capital expenditures	(21.9)	(26.7)	(45.5)	—	(94.1)
Investments in and advances to affiliates	—	—	(0.9)	—	(0.9)
Proceeds from sale of assets	(0.2)	6.6	5.7	—	12.1
Net cash used in investing activities	(22.1)	(20.1)	(51.9)	—	(94.1)
Cash flows from financing activities
Principal repayments of long-term debt	(86.0)	(52.0)	(62.0)	—	(200.0)
Proceeds from issuance of long-term debt	800.0	—	—	—	800.0
Payment of debt issuance costs	(10.7)	—	—	—	(10.7)
Excess tax benefit from stock-based compensation	22.9	—	—	—	22.9
Net repayments under revolving line of credit agreement	(0.5)	(2.0)	(19.0)	—	(21.5)
Share repurchases	(166.6)	—	—	—	(166.6)
Proceeds from stock options exercised	10.4	—	—	—	10.4
Other — net	—	—	2.3	—	2.3
Net cash provided by (used in) financing activities	569.5	(54.0)	(78.7)	—	436.8
Cash flows from discontinued operations
Net cash (used in) provided by operating activities of discontinued operations	(29.1)	6.8	143.9	—	121.6
Net cash used in investing activities of discontinued operations	(0.5)	(148.2)	(8.7)	—	(157.4)
Net cash (used in) provided by financing activities of discontinued operations	2.5	0.9	(9.1)	—	(5.7)
Net cash (used in) provided by discontinued operations	(27.1)	(140.5)	126.1	—	(41.5)
Effect of exchange rate changes on cash and cash equivalents	—	—	54.7	—	54.7
Net increase in cash and cash equivalents	416.8	7.0	171.9	—	595.7
Cash and cash equivalents, beginning of period	156.4	4.8	515.5	—	676.7
Cash and cash equivalents, end of period	$573.2	$11.8	$687.4	$—	$1,272.4

SCHEDULE II - VALUATION AND QUALIFYING ACCOUNTS AND RESERVES	12 Months Ended
Dec. 31, 2009
Valuation and Qualifying Accounts And Reserves
SCHEDULE II - VALUATION AND QUALIFYING ACCOUNTS AND RESERVES

SCHEDULE II - VALUATION AND QUALIFYING ACCOUNTS AND RESERVES

(Amounts in millions)

	Balance	Additions
	Beginning of Year	Charges to Earnings	Other (1)	Deductions (2)	Balance End of Year
Year ended December 31, 2009
Deducted from asset accounts:
Allowance for doubtful accounts	$58.0	$21.4	$(1.5)	$(17.8)	$60.1
Reserve for inventory	83.9	61.1	1.6	(35.8)	110.8
Valuation allowances for deferred tax assets	64.1	21.6	48.9	—	134.6
Totals	$206.0	$104.1	$49.0	$(53.6)	$305.5

Year ended December 31, 2008
Deducted from asset accounts:
Allowance for doubtful accounts	$58.0	$18.3	$(5.2)	$(13.1)	$58.0
Reserve for inventory	70.4	53.3	(9.0)	(30.8)	83.9
Valuation allowances for deferred tax assets	51.0	11.1	2.0	—	64.1
Totals	$179.4	$82.7	$(12.2)	$(43.9)	$206.0

Year ended December 31, 2007
Deducted from asset accounts:
Allowance for doubtful accounts	$52.7	$18.7	$2.0	$(15.4)	$58.0
Reserve for inventory	66.0	17.5	(3.5)	(9.6)	70.4
Valuation allowances for deferred tax assets	51.2	(1.0)	0.8	—	51.0
Totals	$169.9	$35.2	$(0.7)	$(25.0)	$179.4

(1)                                 Primarily represents the impact of foreign currency exchange and purchase accounting adjustments for deferred tax assets.

(2)                                 Primarily represents the utilization of established reserves, net of recoveries.

DOCUMENT AND ENTITY INFORMATION (USD $) In Millions	12 Months Ended
	Dec. 31, 2009	Feb. 18, 2010	Jun. 30, 2009
Document and Entity Information
Entity Registrant Name	TEREX CORP
Entity Central Index Key	0000097216
Document Type	8-K
Document Period End Date	2009-12-31
Amendment Flag	false
Current Fiscal Year End Date	--12-31
Entity Well-known Seasoned Issuer	No
Entity Voluntary Filers	No
Entity Current Reporting Status	Yes
Entity Filer Category	Large Accelerated Filer
Entity Public Float			$ 1,264
Entity Common Stock, Shares Outstanding		108.3
Document Fiscal Period Focus	FY
Document Fiscal Year Focus	2009